                                                                    Exhibit 10.1

RBC Centura                                                      LOAN AGREEMENT
                                                                   (Secured)

THIS LOAN AGREEMENT  ("Loan  Agreement"),  entered into effective as of the date stated in the LOAN AGREEMENT SUPPLEMENT AND INFORMATION  SCHEDULE  ("Information
Schedule"),  by and between the person identified in the INFORMATION SCHEDULE as the Borrower  (whether one or more,  "Borrower")  and RBC CENTURA  BANK, a North
Carolina banking corporation ("Bank").

A.   Borrower  has  applied  to Bank  for a loan or  loans  as  described  below
     (whether one or more, "Loan").

B.   Borrower  will use the proceeds of the Loan for the  purposes  described on the INFORMATION SCHEDULE.

C.   Bank is  willing  to make the Loan  based on the terms and  conditions  set forth in this Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

                            Article I. Definitions.

Section 1.1.  DEFINITIONS.  For the purposes hereof:

                    (a)  "Affiliate"  means,  with  respect to any  person,  any person that owns or controls  directly or indirectly such person,  any person that controls or is  controlled  by or is under common  control with such person, and each of such person's senior executive officers, directors, executives, managers, members or partners;

                    (b) "Collateral" shall have the meaning set forth in ARTICLE
          III;

                    (c)  "Contractual  Obligation"  means as to any person,  any provision of any security issued by such person,  or of any agreement, instrument or  undertaking to which such person is a party or by which it or any of its property is now or  hereinafter  bound,  whether such
          Contractual  Obligation is verbal,  written or  electronic,  direct or indirect, fixed or contingent;

                    (d) "Closing"  means the date of funding of the Term Loan or the date of the first disbursement on either the Non-Revolving Line of
          Credit or the Revolving Line of Credit, as applicable hereunder, which may occur on a date different than the Closing Date;

                    (e)  "Closing  Date"  means  the date as of which  this Loan
          Agreement is executed by Borrower and Bank;

                    (f) "Commitment"  means Bank's commitment letter to Borrower described on the INFORMATION SCHEDULE;

                    (g) "Default Condition" means the occurrence or existence of an event or condition which,  upon the giving of notice or the passage of time, or both, would constitute an Event of Default;

                    (h) "Draw Request" means a written request by Borrower for a disbursement  of  proceeds  by Bank  under the  Non-Revolving  Line of
          Credit or the Revolving  Line of Credit,  such request to be in a form and containing such  information and  certifications  as Bank may deem necessary or  appropriate  to document and  determine the propriety of the request for a disbursement;

                    (i) "Event of Default"  means an Event of Default as defined in ARTICLE X;

                    (j)   "Financing   Statements"   means  the  UCC   financing
          statements  filed in order to perfect Bank's lien on certain  personal property  and  fixtures  as more  particularly  described  therein and
          includes  initial  statements,   continuation  statements,   amendment
          statements and all other statements permitted under the UCC;

                    (k) "GAAP" means generally  accepted  accounting  principles which are (1) consistent with the principles promulgated or adopted by the  Financial  Accounting  Standards  Board and its  predecessors  or successors  and (2) such that a  certified  public  accountant  would, insofar as the use of  accounting  principles  is  pertinent,  be in a position to deliver an unqualified opinion as to financial  statements in which such principles have been properly applied;

                    (l) "Governmental Authority" means any nation or government, any  state or other  political  subdivision  thereof,  and any  person
          exercising   executive,    legislative,    judicial,   regulatory   or
          administrative functions of or pertaining to government;

                    (m) "Indebtedness"  means the indebtedness  evidenced by the
          Note,   and   extensions,   renewals,    modifications,    amendments,
          substitutions and replacements  therefor and thereof,  in whole and in part, as assigned to Bank;

                    (n) "Knowledge" or "to best of knowledge" are synonymous and means  actual  knowledge  or such level of  knowledge  or awareness as would be  obtained  or should have been known at the time by a prudent
          business  person  under  substantially   similar   circumstance  after
          reasonable  investigation,  and with  respect  to  Borrower  means the knowledge of (1) the person executing this Loan Agreement on behalf of
          Borrower,  (2) any person  executing  any  certification  on behalf of
          Borrower  that is being  delivered  to or given to Bank in  connection with the Loan and (3) any person employed by Borrower who is primarily responsible  for a matter  for  which a  representation,  warranty  or
          certification   is  being  given  to  Bank  by  Borrower   where  such
          representation, warranty or certification is limited to knowledge;

                    (o) "Loan" refers to the loan or loans made pursuant to this
          Loan  Agreement and  evidenced by the Note,  and, (1) as stated on the
          INFORMATION  SCHEDULE  can  include  one or  more  of a Term  Loan,  a
          Non-Revolving  Line of Credit or a Revolving Line of Credit and (2) if
          more than one loan is made pursuant to this Loan  Agreement,  the term can reference  one, any  combination  of, or all of the loans,  as the context so requires;

                    (p) "Loan Agreement" means this Loan Agreement,  as amended, supplemented, modified, extended and restated from time to time;

                    (q)  "Loan  Amount"  means  the loan  amounts  stated on the
          INFORMATION SCHEDULE for each of the Term Loan, the Non-Revolving Line of Credit and the Revolving Line of Credit, as applicable;

                    (r)  "Loan  Documents"  means  the  Commitment,   this  Loan
          Agreement, the Note and any other instruments,  documents,  statements
          and   agreements   evidencing   or  securing  the  Loan  (as  amended,
          supplemented,  modified,  extended  and  restated  from time to time), which may include, without limitation, deeds to secure debts, security deeds, mortgages,  deeds of trust,  assignments,  security agreements,
          pledge  agreements,   guaranty  agreements,   control  agreements  and
          financing statements;

                    (s)  "Non-Revolving  Line of  Credit"  means and refers to a loan under which the proceeds  are  advanced  from time to time over a period of time up to the Loan  Amount  for the  Non-Revolving  Line of
          Credit  but may not be  reborrowed  once  repaid,  and under this Loan
          Agreement, if so indicated on the INFORMATION SCHEDULE or so stated in the  Note,  the Loan  includes  a  Non-Revolving  Line of  Credit  and references in this Loan Agreement to the Non-Revolving  Line of Credit shall be to such Loan;

                    (t) "Note" means the promissory note or promissory  notes of
          Borrower  in favor of Bank  evidencing  the  Loan,  together  with any amendments,  modifications,  extensions,  renewals,  substitutions and
          replacements   thereto  or   therefor,   and  (1)   unless   otherwise
          specifically  provided  in  this  Loan  Agreement  and to  the  extent applicable,  the Term Loan, the  Non-Revolving  Line of Credit and the
          Revolving  Line of  Credit  shall  each  be  evidenced  by a  separate promissory note identified on the INFORMATION SCHEDULE and (2) if more than one loan is made  pursuant to this Loan  Agreement,  the term can reference one, any combination of, or all of the promissory  notes, as the context so requires;

                    (u) "Organization" means and includes any of the following -
          a Registered  Organization,  a Government Authority, a business trust, an estate, a trust, a partnership or association,  two or more persons having a joint or common  interest,  and any other legal or commercial entity;

                    (v)   "Permitted   Encumbrances"   means   liens,   security
          interests,  encumbrances,   easements  and  other  matters  listed  as
          exceptions  to the  title  to the  Collateral,  all of  which  must be approved by Bank prior to Closing;

                    (w)   "Registered   Organization"   means  an   Organization
          organized  solely under the law of a single state or the United States and as to which the state or the United  States must maintain a public record showing the Organization to have been organized;

                    (x)  "Related  Person"  shall have the  meaning set forth in
          SECTION 8.7;

                    (y)  "Requirement  of  Law"  means  as to  any  person,  the certificate of incorporation  and by-laws or other  organizational  or governing  documents  of such  person,  and  any  law,  treaty,  rule, regulation,  ordinance,  determination  of an  arbitrator,  order of a court and determination,  advisory opinion, order, guideline,  finding or  requirement  of any  other  Governmental  Authority,  in each case applicable to and binding upon such person or any of its properties or to which  such  person or any of its  properties  is  subject,  either individually or jointly with another person or persons;

                    (z)  "Revolving  Line of Credit"  means and refers to a loan under which loan  proceeds may be  borrowed,  repaid,  reborrowed  and repaid from time to time so long as the maximum amount  outstanding at any time does not exceed the Loan  Amount  for the  Revolving  Line of
          Credit,  and  under  this  Loan  Agreement,  if so  indicated  on  the
          INFORMATION  SCHEDULE  or so stated in the Note,  the Loan  includes a
          Revolving  Line of Credit and references in this Loan Agreement to the
          Revolving Line of Credit shall be to such Loan;

                    (aa) "Subsidiary" means any Registered Organization or other
          Organization  (1) the majority (by number of votes) of the outstanding voting  interests  of  which is at the time  owned  or  controlled  by
          Borrower,  or by one or more Subsidiaries of Borrower, or Borrower and one or more Subsidiaries of Borrower,  or (2) otherwise  controlled by or within the control of Borrower or any Subsidiary; and

                    (bb) "Term  Loan" means and refers to a loan under which all of the  proceeds  thereof are advanced at one time at Closing with the
          Borrower  not having any right to reborrow  once paid,  and under this
          Loan  Agreement,  if so  indicated on the  INFORMATION  SCHEDULE or so stated in the Note,  the Loan  includes a Term Loan and  references in this Loan Agreement to the Term Loan shall be to such Loan.

Section  1.2. USE AND  APPLICATION  OF TERMS.  To the end of achieving  the full realization by Bank of its rights and remedies under this Loan Agreement and the other  Loan  Documents,  including  payment  in full of the  Loan,  in using and applying the various terms, provisions and conditions in this Loan Agreement and the other Loan Documents, the following shall apply:

                    (a) the terms "hereby", "hereof", "herein",  "hereunder" and any similar words refer to this Loan Agreement;

                    (b)  words  in  the   masculine   gender  mean  and  include
          correlative  words  of the  feminine  and  neuter  genders  and  words importing the singular numbered meaning include the plural number or a collective reference, and vice versa;

                    (c)  words  importing  persons  include  firms,   companies,
          associations,  general  partnerships,  limited  partnerships,  limited
          liability   partnerships,   limited  liability  limited  partnerships,
          limited liability companies, trusts, business trusts, corporations and other Organizations, including public and quasi-public bodies, as well as individuals;

                    (d) the use of the terms  "including"  or "included  in", or the use of examples  generally,  are not intended to be limiting,  but shall mean, without limitation,  the examples provided and others that are not listed, whether similar or dissimilar;

                    (e) as the context requires, the word "and" may have a joint meaning or a several  meaning and the word "or" may have an  inclusive meaning or an exclusive meaning;

                    (f) the words  "attorney" and "counsel" are  interchangeable in this Loan Agreement;

                    (g) the phrase "costs and expenses",  or variations thereof, shall include, without limitation, reasonable attorneys' fees and fees of legal  assistants,  and reasonable fees of accountants,  engineers, surveyors,  appraisers  and other  professionals  or experts - and all references to attorneys' fees or fees of legal assistants,  or to fees
          of   accountants,    engineers,   surveyors,   appraisers   or   other
          professionals or experts shall mean reasonable fees;

                    (h) the phrase "highest  contract rate of interest under the
          Note" shall refer to the highest rate at which interest  accrues under the Note,  including  any Default  Rate,  or if there is more than one
          Note,  the highest rate under all of the Notes,  and when used in this
          Loan Agreement it means that interest on an amount owing to Bank shall accrue at such rate to the same  extent  and in the same  manner as it would  if the  amount  owing  to Bank was  included  in the  principal evidenced by the Note bearing the highest contract rate of interest;

                    (i) this  Agreement  shall not be applied,  interpreted  and construed  more strictly  against a person because that person or that person's attorney drafted this Agreement; and

                    (j) if any party hereto is an Organization,  when any action is required or  permitted  to be taken,  it is intended  that the same

          will   be   undertaken   through   duly   authorized    employees   or
          representatives  of  such  party,  or  a  partner,   member,  manager,
          executive,  officer or  director,  and any action  taken by any of the foregoing  persons  shall be  presumed  authorized  absent a clear and convincing  showing  that the person  relying on such  action  knew or should have known that the person acting was exceeding his authority.

                               Article II. Loan.

Section 2.1.  LOAN.  Subject to the terms and  conditions of this Loan Agreement and as stated on the INFORMATION  SCHEDULE relative to the type of loan or loans to be made  pursuant to this Loan  Agreement,  Bank will lend and Borrower  will borrow up to the respective Loan Amount for each of the Term Loan, Non-Revolving
Line of Credit and Revolving Line of Credit and the borrowing shall be evidenced by a Note for each of the Term Loan,  Non-Revolving Line of Credit and Revolving
Line of  Credit.  The  purpose  of the  Loan  is  described  on the  INFORMATION
SCHEDULE.  Loan proceeds may not be used for any other purpose without the prior written  consent  of Bank,  which may be  granted  in Bank's  sole and  absolute discretion.

Section 2.2. INTEREST RATE/REPAYMENT.  The outstanding principal balance of each
Loan which is subject to this Loan Agreement shall bear interest,  and principal and interest  shall be repayable  in  accordance  with the terms of the Note for each, together with the fees,  premiums,  charges and cost and expenses provided for in each Note. Unless otherwise  provided in this Loan Agreement or the other
Loan  Documents,  the  monetary  obligations  Borrower now owes and the monetary obligations  that arise in the future  and are owing by  Borrower  to Bank under this Loan Agreement and the other Loan  Documents  (exclusive of the Note) shall be payable by Borrower upon demand of Bank, with interest thereon at the highest contract  rate of interest  under the Note;  and, like the amounts due and owing under the Note,  the same shall be secured  by the  Collateral.  Notwithstanding this Section 2.2, the Note is not a demand promissory note.

Section 2.3. DISBURSEMENTS.  If the Loan includes a Term Loan, upon satisfaction of the  Conditions  to Closing as provided  in ARTICLE V, Bank shall  advance to
Borrower the Loan Amount for the Term Loan. If the Loan includes a Non-Revolving
Line of Credit or a Revolving  Line of Credit,  Bank  agrees that it will,  from time to time,  so long as there  shall  exist no Default  Condition  or Event of
Default,  make  disbursements  to  Borrower  up to but not in excess of the Loan
Amount for the Non-Revolving  Line of Credit or the Revolving Line of Credit, as
applicable,  in accordance with the terms and provisions set forth in ARTICLE V,
ARTICLE VI and elsewhere in this Loan Agreement.  Loan disbursements may be made by depositing  same in Borrower's  operating  account with Bank or at such other place requested by Borrower and agreed to by Bank.

Section  2.4.   ADVANCES  DO  NOT  CONSTITUTE  A  WAIVER.  If  Loan  includes  a
Non-Revolving  Line of Credit or a Revolving Line of Credit,  no advance of Loan proceeds  shall  constitute  a  waiver  of  any  of  the  conditions  of  Bank's obligations  to make further  advances  nor, in the event  Borrower is unable to satisfy any such condition, shall any such advance have the effect of precluding
Bank  from  thereafter  declaring  such  inability  to be an  Event  of  Default hereunder.

                            Article III. Collateral.

As security for the payment of the Loan and the other  obligations  evidenced by and  arising  under any one or more of this Loan  Agreement  and the other  Loan
Documents,  Bank is and shall be  granted a lien and  security  interest  in the property and property rights ("Collateral")  described on ATTACHMENT 1, less any
Collateral  released by Bank  subsequent  to the date hereof,  together with the
proceeds,  products,  accessions,   additions,  replacements  and  substitutions
thereto and thereof.  Bank's lien and security interest in the Collateral is and shall be a perfected first priority lien and security interest,  subject only to the Permitted Encumbrances.  Borrower, and all other persons who may own and all persons  who may have an  ownership  interest  in any of the  Collateral,  shall execute and deliver to Bank and shall cause all persons who may be in control of or possession of any of the Collateral to execute and deliver to Bank, all deeds to  secure  debts,  mortgages,  deeds of  trust,  security  deeds,  assignments, security agreements, pledge agreements, control agreements, financing statements and other  documents,  statements  and  agreements  as Bank and its counsel deem necessary or desirable to create and perfect the liens and security interests of
Bank in and to the  Collateral  - and,  in  connection  with  the  creation  and perfection of the liens and security interests as aforesaid, each and all of the foregoing  persons record or file, and cause to be recorded or filed any and all of the foregoing  documents,  statements  and agreements as and when directed by
Bank and its counsel.

                  Article IV. Representations and Warranties.

In order to induce  the Bank to enter into this Loan  Agreement  and to make the
Loan,  Borrower  hereby  makes the  following  representations  and  warranties, effective as of Closing,  which representations and warranties shall survive the execution and delivery of this Loan Agreement and any other Loan Documents,  any inspections and examinations at any time made by Bank and made on behalf of Bank and, if the Loan includes a Non-Revolving  Line of Credit or a Revolving Line of
Credit,  the same shall be deemed  renewed and effective as of any advances made by Bank hereunder or under the Loan Documents.

Section 4.1. FINANCIAL POSITION OF BORROWER.  The financial statements delivered by Borrower to Bank in connection with Borrower's  application for the Loan have been  prepared  from the books and  records of Borrower  and present  fairly the financial  condition of Borrower at such date.  All such  financial  statements, including  the  related  schedules  and notes  thereto,  have been  prepared  in accordance  with GAAP  applied  consistently  throughout  the periods  involved.
Borrower has no material contingent  obligation,  liability for taxes, long term lease and unusual forward or long-term  commitment which in accordance with GAAP is required to be reflected in such  statements  or in the notes  thereto and is not so reflected.

Section 4.2. NO CHANGE.  Since the date of the financial statements delivered by
Borrower to Bank in connection  with  Borrower's  application  for the Loan, (1)
there have been no material  adverse changes in any one or more of the business, operations, assets and financial condition of Borrower and (2) if Borrower is an
Organization, no dividends and no other distributions have been declared or paid to the owners of an equity or profit  interest  in  Borrower,  nor have any such interests in Borrower been redeemed,  retired,  purchased or otherwise  acquired for value, nor have any of Borrower's  assets been disposed of or distributed by
Borrower, other than in the ordinary course of business.

Section 4.3.  ORGANIZATIONAL  EXISTENCE;  COMPLIANCE WITH LAW. If Borrower is an
Organization,  Borrower  (1) is duly  organized,  validly  existing  and in good standing under the laws of the  jurisdiction  of its  organization,  (2) has the power,  authority and the legal right to own and operate its property,  to lease the property it operates and to conduct the business as presently  conducted and as proposed to be conducted,  as represented to Bank, (3) is duly qualified as a foreign  Organization  and in good standing under the laws of each  jurisdiction where its  ownership,  lease,  and  operation of property and the conduct of its business  requires  such  qualification,  and  (4)  is in  compliance  with  all
Requirements  of Law,  except in those  instances  where the  failure  to comply therewith  does not and will not,  in the  aggregate,  have a  material  adverse impact on any one or more of the  business,  operations,  property and financial condition of Borrower and does not and will not materially  adversely affect the ability of Borrower to perform its obligations under the Loan Documents.

Section  4.4.  CORPORATE  POWER;  AUTHORIZATION;   ENFORCEABLE  OBLIGATIONS.  If
Borrower is an  Organization,  Borrower has the power,  authority  and the legal right (1) to make,  deliver and perform under the Loan Documents,  (2) to borrow hereunder and has taken all action to authorize the  borrowings on the terms and conditions  of the Loan  Documents,  including  the Note,  (3) to authorize  the execution, delivery and performance of the Loan Documents to which it is a party and (4) to  pledge  and  mortgage  its  property  as  contemplated  by the  Loan
Documents.  No consent or authorization  of, filing with, and other act by or in respect  of any  Governmental  Authority  or any  other  person is  required  in connection  with the borrowings  hereunder and in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, except for approvals of the owners of equity or profit  interests in Borrower and their designated  managing  boards or members (which  approvals to the extent required have been  obtained).  The Loan  Documents,  including the Note, have or will be duly executed and delivered on or at Closing.  The Loan  Documents when executed and delivered will constitute legal, valid and binding  obligations of Borrower, enforceable  in  accordance  with their  terms and not  subject  to  rescission, invalidation, nullification and other avoidance.

Section 4.5. NO VIOLATION. The execution,  delivery and performance of this Loan
Agreement and other Loan Documents,  and the borrowings hereunder and thereunder and the use of the proceeds  thereof,  and the  consummation of the transactions contemplated  herein and therein,  will not (1) violate any  Requirement of Law,
(2) constitute an event of default under any material Contractual  Obligation of
Borrower and (3) result in, or require the creation or imposition of any lien on any of its  properties  (including any of its revenues) and on any of its equity interests pursuant to any Requirement of Law or material Contractual Obligation, except  such  liens as are  created in favor of the Bank as a result of the Loan
Documents.

Section 4.6. NO  LITIGATION.  No litigation,  investigation  or proceeding of or before any  arbitrator or  Governmental  Authority is pending and to the best of its knowledge, after due and diligent inquiry, threatened by or against Borrower and any of its properties  (including its revenues) (1) with respect to the Loan
Documents and any of the  transactions  contemplated  thereby or (2) which could have a material  adverse effect on any one or more of the business,  operations, property and  financial  condition of Borrower.  Borrower is not in default with respect  to any  material  order,  any  decree  and any  judgment  of any court, arbitrator or governmental body, and no event exists, and no event will exist at
Closing  which  with the giving of notice or the lapse of time,  or both,  would give rise to such a default.

Section 4.7. NO DEFAULT -  CONTRACTUAL  OBLIGATIONS.  Borrower is not in default under or with respect to any Contractual Obligation (including any Indebtedness)
where such default and the consequences  thereof could be materially  adverse to any one or more of its business, operations, properties and financial condition, or where such default and the consequences  thereof could  materially  adversely effect its ability to perform its obligations  under the Loan Documents;  and no event exists,  or will exist at Closing which,  with the giving of notice or the lapse of time,  or both,  would give rise to such a default.  To the best of its knowledge,  all of the material  Contractual  Obligations of Borrower are valid, binding and enforceable obligations of all of the parties thereto, in accordance with their respective terms; to the best of its knowledge, there are no material disputes  between  Borrower and the other parties to such  material  Contractual
Obligations with respect to such Contractual  Obligations;  and Borrower,  after taking  the  Loan  into  account,  will  be  able  to  continue  performing  its obligations under such Contractual Obligations.

Section  4.8.  NO DEFAULT - LOAN  DOCUMENTS.  No Default  Condition  or Event of
Default shall exist at Closing and, to the best of its knowledge,  after due and diligent inquiry,  no event exists and no event will exist at Closing which with the giving of notice or the lapse of time, or both, would give rise to a Default
Condition.

Section 4.9. OWNERSHIP OF PROPERTY;  LIENS; ETC. Borrower, and each of the other owners of the Collateral and each of the other owners of interests  therein,  if any, have good and marketable title in fee simple in and to the Collateral owned by  each,  free and  clear of any and all  liens,  security  interests,  claims, demands, off-sets, contingencies and other outstanding interests, both legal and equitable, except for the Permitted Encumbrances.

Section  4.10.  TAXES.  Borrower  (1) has  filed or  caused  to be filed all tax returns, reports, estimates and declarations which are required to be filed, (2)
has paid all taxes shown to be due and payable on said  returns (3) has paid all assessments  made  against it and any of its property and (4) has paid all other taxes,  fees and other  charges  imposed on  Borrower  and its  property  by any
Governmental  Authority  (other than of the  foregoing the amount or validity of which is currently being contested in good faith by appropriate  proceedings and with respect to which reserves in conformity with GAAP have been  established by
Borrower);  and no liens have been filed and no claims are being  asserted  with respect to any such taxes, fees and other charges,  and no event exists,  and no event  will  exist at  Closing  which  with the giving of notice or the lapse of time, or both, would give rise to a lien.

Section  4.11.  SUBSIDIARIES.  Borrower  has no  Subsidiaries  and will  have no
Subsidiaries as of Closing, except as listed on the INFORMATION SCHEDULE.

Section 4.12. DISCLOSURE. Neither this Loan Agreement, the other Loan Documents, nor any representation,  certificate,  statement and other document furnished to
Bank prior to or  contemporaneous  with the  execution and delivery of this Loan
Agreement by Borrower contain any untrue statement of any material fact or omits disclosure  of any  material  fact  necessary to make the  statements  contained herein and therein not  misleading.  There is no material fact known to Borrower which has not been  disclosed to Bank in writing  which  affects in a materially adverse manner either or both (1) the property, business, prospects, profits and other  conditions  (financial or  otherwise) of Borrower,  or (2) the ability of
Borrower  to fully  perform  this  Loan  Agreement,  the Note,  the  other  Loan
Documents and any and all other transactions  contemplated  herein. After giving effect to the Loan and the transactions herein contemplated,  Borrower will have assets having a fair market value in excess of the amount required to timely pay its  probable  liabilities  on its  existing  debts  as they  become  due in the ordinary course of business,  and has, and will have, access to adequate capital for the conduct of its business and the timely payment of its debts from time to time incurred in connection therewith as such debts mature.

Section 4.13.  COLLATERAL IN  COMPLIANCE.  All of the  Collateral  and all other property of Borrower  that is  necessary  for the full use and  enjoyment of the
Collateral is in material  compliance with all  Requirements  of Law,  including zoning,  subdivision  and  environmental  rules  and  regulations,  and  will be operated in such manner to remain in  material  compliance  with such laws until the Loan is paid and satisfied in full.

Section 4.14. NO MATERIALLY ADVERSE  CONTRACTS,  ETC. Borrower is not subject to any one or more charter  restrictions,  corporate  laws or other  similar  legal restrictions and restraints,  judgments, decrees, orders, rules, regulations and other  Requirements  of Law which  has or is  expected  in the  future to have a material  adverse effect on any one or more of the business,  assets,  financial condition and prospects of Borrower.  Borrower is not a party to any contract or agreement  which has or is expected to have in the future any  material  adverse effect on the business, assets, financial condition and prospects of Borrower.

Section  4.15.  NAME.  Borrower  operates  its business and owns its assets only under the name of Borrower.

Section 4.16. ENVIRONMENTAL COMPLIANCE.  With respect to any real property owned by  Borrower,  any real  property  leased  by  Borrower  and any  real  property otherwise  in  Borrower's  possession  or control  (including  all  improvements located on any of the foregoing real property):  (1) as of the date hereof,  (i)
there are no hazardous materials,  substances,  wastes or other  environmentally regulated,  controlled or sensitive materials or substances,  including, without limitation,  any oil, gas or other petroleum  related  products,  any lead based paints, any materials containing asbestos or any biological, chemical or nuclear contaminated  materials  or  substances,  located  on,  in or under  any of such property, and (ii) there are no harmful or hazardous levels or concentrations of mold,  spores  or other  fungi on, in or under  such  property  and there are no harmful or hazardous  levels or  concentrations  of radon or other similar gases
on,  in  or  under  such  property   (collectively  (i)  and  (ii),   "hazardous
substances");  or (2) Borrower  has fully  disclosed  to Bank,  in writing,  the existence,  extent and nature of any such hazardous substances, and (i) Borrower is legally authorized and empowered to maintain such hazardous substances on, in or under such property or use them in connection  with such property,  (ii) such hazardous substances are being used,  maintained and controlled in substantially full compliance with all Requirements of Law and (iii) Borrower has obtained and will  constantly  maintain all  licenses,  permits and  approvals  required with respect thereto,  and is and will remain in  substantially  full compliance with all of the terms,  conditions and  requirements  of such  licenses,  permits and approvals.  The  records of Borrower do not now,  nor to the best  knowledge  of
Borrower  have  they ever  revealed  any  discharge,  spill or  disposal  of any hazardous  substances  at,  on and  under  any of the  aforementioned  property.
Borrower has not received any notice of a violation or an alleged  violation,  a claim or an alleged  claim,  a civil  action or a  threatened  civil  action,  a criminal action or a threatened  criminal action, an administrative  action or a threatened  administrative  action, an administrative  penalty, a fine or a lien from any  person  whatsoever  (including  any  Governmental  Authority)  against
Borrower  and  any of the  aforementioned  property  relating  to any  hazardous substances or any other environmental matter. To the best knowledge of Borrower, the soil,  surface water and  groundwater on, under and about said real property are free from hazardous substances.

                       Article V. Conditions to Closing.

All of the  conditions  set  forth  in  this  ARTICLE  V must be  satisfied  and completed,  or the satisfaction and completion  thereof waived by Bank, prior to any disbursement of proceeds by Bank under the Loan, whether the Loan includes a
Term Loan,  Non-Revolving  Line of Credit or Revolving Line of Credit. If all of
the conditions  are not met to Bank's  satisfaction,  or the completion  thereof waived by Bank,  Bank may, at its option,  (1) withhold  disbursement  until the same are met, (2) disburse and require that any unsatisfied terms and conditions be satisfied as a condition  subsequent to Closing within such period of time as may be designated  by the Bank or (3) terminate its  obligation to fund the Loan and recover from Borrower all costs and expenses  incurred by Bank in connection with its  preparations  for making the Loan to Borrower,  together with the fees and  other  costs  and  expenses  required  to be paid  by  Borrower  under  the
Commitment.  A waiver by Bank of a condition  must be in writing to be effective and a waiver as to one or more  conditions  shall not  constitute a waiver as to other  conditions and shall not establish a "course of dealing or practice" that would require a waiver of the same or a similar condition at some later time.

Section 5.1. LOAN  DOCUMENTS.  Bank shall have received  fully  executed and, if necessary,  recorded or filed,  originals of the Loan Documents  required by the
Commitment, this Loan Agreement and as may be otherwise required by Bank and its counsel to evidence the Loan and create and perfect the first priority liens and
security   interests  in  the   Collateral,   subject  only  to  the   Permitted
Encumbrances.

Section  5.2.  SUPPORTING  DOCUMENTATION.  The  Bank  shall  have  received  the supporting  documentation and items listed on ATTACHMENT 2, and all of the other terms and conditions  listed on ATTACHMENT 2, in the Commitment and elsewhere in this Loan Agreement shall have been satisfied,  including,  without  limitation, perfection in favor of Bank of a first  priority  lien and security  interest in all of the Collateral, subject only to the Permitted Encumbrances.

Section 5.3. REPRESENTATIONS AND WARRANTIES.  The representations and warranties made by Borrower which are contained herein and those which are contained in any certificate,  document, financial statement and other statement furnished at any time under and in connection herewith, shall be correct on and as of Closing, as if made on and as of such  date,  and on and as of the  date of each  subsequent disbursement of Loan proceeds.

Section  5.4. NO DEFAULT OR EVENT OF DEFAULT.  No Default  Condition or Event of
Default shall have  occurred and be  continuing  as of Closing,  or after giving effect to the Loan to be made at Closing, nor shall a Default Condition or event of Default exist as of the date of subsequent disbursement of Loan proceeds.

Section 5.5. COMMITMENT FEE. Borrower shall have paid to Bank the Commitment Fee as set forth in the  Commitment  and all other fees and costs and expenses to be paid by Borrower at or before Closing, as provided in the Commitment.

Section  5.6.  ADDITIONAL  MATTERS.  All other  documents  and legal  matters in connection  with the  transactions  contemplated by this Loan Agreement shall be received  by the Bank in form  and  substance  satisfactory  to the Bank and its
counsel  and  such  counsel  shall  have  received  all   information  and  such
counterpart originals,  or certified or other such copies of such documents,  as such counsel may reasonably request.

Section 5.7. GENERAL. Without imposing any obligation or undertaking on Bank and its counsel and without  acknowledging  compliance with the  representations and warranties  or waiving  strict  compliance by Borrower with all of the terms and
conditions  of  this  Loan   Agreement  and  the   materiality  of  all  of  the
representations and warranties of Borrower, Bank and Bank's counsel shall retain the  right  to be  satisfied  that  all  matters  required  to be  performed  in connection with this  transaction  have been performed in such a manner that the
Loan proceeds can be advanced,  the lien and security position of Bank perfected in the  Collateral  and that no event exists which will  jeopardize the Loan and the prospect of payment of the Loan.

            Article VI. Non-Revolving and Revolving Line of Credit -
    Conditions Precedent to Disbursements Following the First Disbursement.

If the Loan includes either a  Non-Revolving  Line of Credit or a Revolving Line of Credit,  all of the conditions set forth in this ARTICLE VI must be satisfied before Bank is obligated to make any  disbursements  and each of the  conditions must be and remain satisfied at the time of each disbursement  subsequent to the first  disbursement.  As in ARTICLE V, all of the  conditions in this ARTICLE VI must be met to Bank's satisfaction. If the Loan includes a Non-Revolving Line of
Credit,  once  disbursements are repaid, the amount repaid may not be reborrowed and the maximum  principal  amount  that may be borrowed  under the Note for the
Non-Revolving  Line of Credit and  pursuant to this Loan  Agreement  is the Loan
Amount for the  Non-Revolving  Line of Credit.  If the Loan includes a Revolving
Line of Credit,  Loan proceeds may be borrowed,  repaid,  reborrowed  and repaid under  the Note for the  Revolving  Line of  Credit  and  pursuant  to this Loan
Agreement,  but at no time shall the amount of principal  outstanding exceed the

Loan  Amount  for  the  Revolving  Line  of  Credit.  If  the  Loan  includes  a
Non-Revolving  Line of Credit  or a  Revolving  Line of  Credit,  ATTACHMENT  2A
contains additional terms and provisions relating to such Loans.

Section 6.1. EXISTING CONDITIONS. All of the conditions stated in ARTICLE V must have been satisfied to Bank's  satisfaction  and they each must remain satisfied at the time of the disbursement, or the completion thereof waived by Bank.

Section 6.2. ADDITIONAL  CONDITIONS.  All of the conditions stated in ATTACHMENT
2A must have been  satisfied  to Bank's  satisfaction  and they each must remain satisfied at the time of each disbursement,  or the completion thereof waived by
Bank.

Section 6.3. DRAW REQUEST.  Borrower shall have delivered to Bank a Draw Request for each  disbursement,  and under the terms of this Loan  Agreement,  including those  set  forth  in  ATTACHMENT  2A,  Bank  must  be  obligated  to  make  the disbursement being requested in the Draw Request.

Section  6.4. NO DEFAULT OR EVENT OF DEFAULT.  No Default  Condition or Event of
Default shall have occurred and be continuing as of the date of any disbursement of Loan proceeds.

                      Article VII. Affirmative Covenants.

Borrower  covenants  and agrees with Bank that until the later of (1) payment in full of the Loan and all other amounts owing to Bank under the Loan Documents or
(2)  termination  of Bank's  obligation  to make  disbursements  under the Loan,
Borrower  will  fully  and  promptly  do and  perform  each and every one of the matters set forth in this ARTICLE VII;  and Borrower  acknowledges  to Bank that the breach or default by Borrower of any of said covenants and agreements is and the same shall be material.

Section 7.1. BANKING RELATIONSHIP. If required by the Commitment, Borrower shall
maintain  its  primary  banking  relationship  with  Bank,  including,   without
limitation,  its deposit  accounts with Bank; or, if Borrower elects to maintain its  accounts  with another  financial  institution,  at Bank's  request made at anytime during the term of the Loan,  Borrower shall cause such other  financial institution  to execute and deliver to Bank such control  agreements and blocked account  agreements  relative to Borrower's  accounts as Bank deems necessary or appropriate.

Section 7.2. USE OF LOAN FUNDS.  Borrower shall use all Loan proceeds  disbursed to Borrower only for the purposes stated in this Loan Agreement.

Section 7.3.  PAYMENT/PERFORMANCE.  Borrower  shall pay when due all amounts now owing to Bank under the Note,  this Loan  Agreement and the other Loan Documents and Borrower shall pay when due all amounts which may in the future become owing to Bank  under  the Note,  this Loan  Agreement  and the other  Loan  Documents.
Borrower also shall promptly perform all other obligations of Borrower hereunder and under the Note and the other Loan Documents - both present  obligations  and obligations which may arise in the future.

Section 7.4. OTHER INDEBTEDNESS.  Borrower shall make full and timely payment of the  principal  and  interest  on all  Indebtedness  on  which  Borrower  is now obligated  and on all  which it may in the  future  come to be  obligated  on to persons other than Bank, and duly and  faithfully  comply with all the terms and conditions to which Borrower is obligated thereunder,  the breach of which could materially  adversely  affect  Borrower  (inclusive  of  its  business  and  its property).

Section  7.5.  FINANCIAL  STATEMENTS.  Borrower  shall  furnish  to the Bank and
Borrower shall cause others to furnish to Bank, at the sole expense of Borrower, such  information  respecting  the business,  assets,  operations  and financial condition  of  Borrower  as the Bank may from time to time  request,  including, without  limitation,  the  information  indicated on  ATTACHMENT 3, at the times stated therein.

Section 7.6. INSPECTION OF PROPERTY;  BOOKS AND RECORDS;  DISCUSSIONS.  Borrower
shall  maintain  proper  books and records in which  full,  true,  accurate  and correct  entries,  in conformity with GAAP and all Requirements of Law, shall be

                                       10

made of all  material  dealings  and  transactions  in  relation  to  Borrower's business and  activities.  Borrower shall permit Bank, and Borrower shall permit representatives  of Bank, to visit and inspect any of the  Collateral and any of the other  property  owned or used by Borrower in its  business and shall permit
Bank,  and shall permit  representatives  of Bank, to examine and make abstracts from  any of  Borrower's  books  and  records  at  reasonable  intervals  and at reasonable time, on reasonable  advance notice.  Borrower shall permit Bank, and
Borrower  shall  permit  representatives  of  Bank,  to  discuss  the  business, operations,  properties,  financial condition and prospects of Borrower with its officers, board members,  executives,  managers,  members, partners,  employees, agents,  independent certified public accountants and others, as applicable, and shareholders on reasonable advance notice;  and, Borrower shall promptly furnish to Bank  such  reports  relating  to the  business,  operations,  prospects  and financial condition of Borrower as Bank may request from time to time.

Section 7.7. INSURANCE. Borrower shall maintain insurance as required herein and in the other Loan  Documents,  including  the  insurance  coverages set forth on
ATTACHMENT 4. All insurance  carriers shall have a Best's Key Rating of at least
"A" and shall have a Best's Key Rating  Class of at least "IX" and Bank shall be shown as an "additional insured" in all liability policies and a "mortgagee-loss payee" in all casualty insurance  policies.  Borrower shall deliver to Bank, and
Borrower  shall  cause  others to deliver to Bank,  annually  (and at such other times as Bank may request) a statement regarding Borrower's insurance coverages, such statement to contain as much detail as Bank may request;  and Borrower also shall  deliver to Bank,  and  Borrower  shall  cause  others to deliver to Bank, certificates  of such insurance or the policies of insurance as may be requested by Bank.  If Borrower  shall at any time or times  hereafter  fail to obtain and maintain the insurance  coverages on the terms set forth herein and in the other
Loan Documents,  Bank may, but shall not be obligated to, obtain and cause to be maintained insurance coverage with respect to the property affected,  including, at Bank's  option,  the  coverages  provided  by any and all of the  policies of
Borrower, and pay any part of and all of the premiums therefor,  without waiving any default by Borrower.

Section  7.8.  PAYMENT  OF TAXES AND  ASSESSMENTS.  Borrower  shall duly pay and discharge  (1) all taxes  (including  federal  and state  withholding  and other employee related taxes),  assessments and governmental  charges upon and against either or both  Borrower  and any of the  Collateral  prior to the date on which penalties  attach thereto,  unless and to the extent that such matters are being
diligently   contested  in  good  faith  and  by  appropriate   proceedings  and
appropriate reserves therefor have been established in accordance with GAAP, and
(2)  all  lawful  claims,  including  claims  related  to tort  damages,  labor, materials,  supplies,  services,  repairs and wages,  which  might or could,  if unpaid,  become a lien or charge upon the  Collateral,  unless and to the extent only  that  the  same  are  being  diligently  contested  in good  faith  and by appropriate  proceedings and appropriate reserves therefor have been established in accordance with GAAP.

Section 7.9.  CONDUCT OF BUSINESS AND  MAINTENANCE OF EXISTENCE.  Borrower shall continue to engage in business of the same  general  type as now  conducted  and notify the Bank of any  significant  change in  management.  If  Borrower  is an
Organization,  Borrower shall preserve,  renew and keep in full force and effect its  organizational  existence.  Borrower  shall take all  reasonable  action to maintain all rights, privileges, franchises, patents, copyrights, trademarks and tradenames  necessary or desirable in the normal conduct of its business and all licenses  and permits  necessary  to  continue to operate its  business as it is currently being operated. Except in those limited instances where the failure to comply could not have a material  adverse effect on one or more of the business, operations,  property and financial  condition of Borrower,  and otherwise could not substantially  impair the Collateral and the Bank's position with respect to the  Collateral,  Borrower  shall comply with all  Contractual  Obligations  and
Requirements of Law and Borrower shall maintain  capital  sufficient to carry on its business and transactions  and, at any time, all businesses and transactions in which it then proposes to engage.

Section  7.10.  MAINTENANCE  OF PROPERTY.  Borrower  shall keep and maintain the
Collateral  consisting of real property and tangible  personal  property in good
working  order  and   condition  and  make  all  needful  and  proper   repairs,
replacements, additions and improvements thereto as are necessary.

Section 7.11. MAINTAIN SECURITY INTEREST.  Borrower shall maintain,  protect and preserve the security  interest of Bank in the  Collateral and the lien position of Bank in the Collateral, including, without limitation, the filing of "claims"
under insurance  policies  within the time periods  required under such policies and the filing of appropriate notices,  claims and pleadings in any condemnation actions.

                                       11

Section 7.12.  NOTICES.  Borrower  shall promptly give notice to Bank of (1) the occurrence of any Default  Condition or Event of Default,  (2) any  governmental
investigation,   any  litigation,  any  arbitration  and  any  other  proceeding affecting  Borrower  in which the  amount  involved  is or could have a material adverse effect on one or more of the business, operations, properties, financial condition and prospects of Borrower,  (3) any event  affecting  Borrower and any change in the financial  condition of Borrower  occurring  since the date of the last financial  statements delivered to Bank, which individually or cumulatively when  viewed in light of prior  financial  statements,  may result in a material adverse change in the financial  condition of Borrower and (4) any change in the location or address of the  principal  office and place of business of Borrower.
Each notice  pursuant to this  subsection  shall be  accompanied  by a statement setting  forth  details of the  occurrence  referred to therein and stating what action is proposed to be taken with respect thereto.

Section 7.13. FURTHER  ASSURANCES.  On demand of Bank, Borrower shall do any act and execute and deliver any additional  documents consistent with the Commitment and the Loan Documents  reasonably  required by Bank to secure the Loan, confirm and perfect the lien and  security  interest  of Bank in the  Collateral  and to comply with the Commitment and the Loan  Documents,  including,  but not limited to, any items listed on ATTACHMENT 5, additional Financing  Statements,  new and replacement notes,  security documents and agreements  supplementing,  extending and otherwise  modifying the Note, this Loan Agreement and any of the other Loan
Documents,  and certificates as to the amount of the  Indebtedness  evidenced by the Note from time to time.

                       Article VIII. Negative Covenants.

Borrower  covenants  and agrees with Bank that until the later of (1) payment in full of the Loan and all other amounts owing to Bank under the Loan Documents or
(2)  termination  of Bank's  obligation  to make  disbursements  under the Loan,
Borrower  shall not do and  Borrower  shall  not  permit  others  to do,  either directly or  indirectly,  without the prior written  consent of Bank unless such consent is not necessary because of exceptions set forth on ATTACHMENT 5, any of the matters listed in this ARTICLE VIII; and Borrower  acknowledges to Bank that the breach or default by Borrower of any of said covenants and agreements is and the same shall be material.

Section 8.1. INDEBTEDNESS.  Except Indebtedness in respect of the Note and other
Indebtedness with Bank,  Borrower shall not do any one or more or the following:
create  any   Indebtedness;   incur  or  otherwise   become   obligated  on  any
Indebtedness;  assume any Indebtedness;  refinance any  Indebtedness;  suffer to exist any  Indebtedness  against  it;  and draw upon any  Indebtedness.  For the purposes  of  this  section  only,  Indebtedness  does  not  include  short-term unsecured  trade credit  incurred in the ordinary course of business to maintain or acquire (1) normal levels of inventory and supplies,  and (2) maintenance and service contracts for services necessary or appropriate to Borrower.

Section 8.2.  LIENS AND SECURITY  INTERESTS.  Except for (1) liens for taxes not yet  due or  which  are  being  contested  in  good  faith  and  by  appropriate proceedings  if  adequate  reserves  with  respect  thereto  are  maintained  in accordance  with  GAAP and (2) liens and  security  interests  in favor of Bank,
Borrower  shall  not and  Borrower  shall not  permit  others  to  encumber  the
Collateral,  and any part thereof and interest therein,  with any one or more of the following:  a lien (inclusive of real property,  personal property and mixed
real  and  personal  property  liens),  a  security  interest,   a  governmental
assessment,  a charge, a levy, an attachment,  an order of seizure and any other similar or dissimilar claim.

Section 8.3. JUDGMENTS.  Borrower shall not permit a judgment for the payment of money to be  entered  against  it which  judgment  Borrower  permits  to  remain unsatisfied  or unstayed  for a period the shorter of thirty (30) days after the same is entered against  Borrower or the date on which an execution is issued on such judgment;

Section 8.4.  GUARANTY.  Borrower shall not directly agree to and Borrower shall not indirectly  agree to, and Borrower shall not directly or indirectly  assume, guarantee,  endorse and  otherwise  in any way be  responsible  or liable for or become  responsible or liable for the Indebtedness and other  obligations of any
person  (all  such  transactions  being  herein  called  "guarantees"),   except
guarantees  by  endorsement  of  instruments  for deposit or  collection  in the ordinary course of business.

                                       12

Section 8.5. LOAN.  Except as provided in SECTION 8.7 below,  Borrower shall not make and Borrower shall not commit to make any one or more of the following with respect to any person,  whether done directly by Borrower or indirectly  through someone else: an advance,  a loan, an extension of credit, a deferral of payment on goods  sold or to be sold,  a deferral  of  payment on goods  leased or to be leased, a deferral of payment on services rendered or to be rendered,  a capital contribution,  a  purchase  of  bonds,  a  purchase  of  notes,  a  purchase  of debentures,  and a  purchase  of  warrants,  stock,  securities  and  any  other investment.

Section 8.6. LEASES AND CAPITAL  EXPENDITURES.  Borrower shall not become liable directly and Borrower shall not become liable  indirectly,  in the capacity of a lessee or tenant,  and  Borrower  shall not become  liable as  aforesaid  in the capacity  of a guarantor  or other  surety,  with  respect to any lease of real, personal or mixed real and personal  property;  and Borrower  shall not directly and Borrower shall not indirectly  enter into any  transaction on account of the purchase or other acquisition of capital assets.

Section 8.7. LOANS TO OFFICERS.  Except for employee relocation loans,  employee bridge loans and other incidental loans to employees, all in the ordinary course of  Borrower's  business,  Borrower  shall not  directly  make any loan or other extension of credit and  Borrower  shall not  indirectly  make any loan or other extension of credit to any of the  following  persons and Borrower  shall not do any of  the  foregoing  for  the  benefit  of  any  of  the  following  persons:
shareholders,  directors, officers, executives,  managers, members, partners and employees  of  Borrower,  and  members  of the  immediate  family  of any of the foregoing who are individuals and not  Organizations  ("Related  Persons").  The
prohibitions in this Section relating to loans and other extensions of credit to
Related  Persons apply to past Related  Persons,  present Related Persons and to future Related Persons.

Section  8.8.  COMPENSATION.  Borrower  shall  not pay any  compensation  to any
Related Person,  whether through  salary,  bonus or otherwise,  in excess of the lower of industry  standards and norms or the  compensation  levels set forth on
ATTACHMENT 5, if any. The  prohibitions in this Section relating to compensation to Related Persons apply to past Related Persons, present Related Persons and to future Related Persons.

Section  8.9.  REORGANIZATION.  Borrower  shall not change its name and Borrower shall not operate  under a name other than its current  name.  If Borrower is an
Organization:  (1)  Borrower  shall not offer to, and  Borrower  shall not sell, transfer,  issue,  convey,  dispose of and  distribute  any equity  interests in
Borrower,  debt  instruments of Borrower and  combinations of equity and debt in
Borrower;  (2)  Borrower  shall  not  offer  to,  and  Borrower  shall not sell, transfer, issue, convey, dispose of and distribute any option, warrant and other similar or dissimilar  right to acquire an equity  interest in Borrower,  a debt instrument  of Borrower and  combinations  of equity and debt in  Borrower;  (3)
Borrower  shall not  permit  and  Borrower  shall not  recognize  any  transfer, conveyance,  alienation  and  other  disposition  of any  interest  and right in
Borrower by any equity holder or other person,  including,  without  limitation, any transfer of any stock and other securities in Borrower,  any transfer of any equity interest in Borrower, any transfer of a debt interest in Borrower and any transfer of some other  position in Borrower;  (4) Borrower shall not enter into any one or more of the  following - merger,  consolidation,  asset  acquisition,
stock  acquisition,   syndication,  liquidation  of  assets,  reorganization  or
recapitalization,   and  reclassification  of  capital  stock  or  other  equity
interests;   (5)  Borrower  shall  not  change,   modify,  amend  and  otherwise
reconstitute its  organizational  structure,  its properties and its businesses;
and (6)  Borrower  shall not form,  create and  otherwise  cause to be formed or created any Subsidiaries.

Section 8.10. SALES.  Except as otherwise permitted in this Loan Agreement or in any of the other Loan  Documents,  Borrower shall not  voluntarily  and Borrower shall not involuntarily  through its direct actions or inactions,  or indirectly through the actions or inactions of others, do any one or more of the following:
sell, transfer, lease, liquidate,  franchise,  license, dispose of and part with possession  or control of all or any part of or interest  in  (whether  legal or equitable) any of the Collateral or all of the Collateral.  The  prohibitions in this  Section  do not  extend to or  include  (1) the sale of  inventory  in the ordinary  course of business  and (2) the sale of  equipment in the ordinary and normal replacement  program for equipment under which Bank's first priority lien and security interest continues in the replacement equipment.

                                       13

Section 8.11. ACQUISITIONS. Borrower shall not acquire any stock or other equity in any other  person;  Borrower  shall  not  acquire  any debt or other  similar interest in any other person;  and Borrower shall not acquire a material part of the assets of any other person.

Section  8.12.  DIVIDENDS  AND  DISTRIBUTIONS.  Borrower  shall not  declare any dividends on, and Borrower shall not make any payment or other  distribution  on account  of,  and  Borrower  shall not set apart  assets  for a sinking or other analogous  fund for the purchase,  redemption,  retirement  and other similar or dissimilar  acquisition of, any stock or other equity interest in Borrower;  and
Borrower  shall not do any of the  foregoing  with  respect to a debt or similar interest  in Borrower  other than debts owed to Bank and trade debt  incurred in the normal and ordinary course of Borrower's business.

Section  8.13.  SPECULATE.  Borrower  shall not directly and Borrower  shall not indirectly  purchase or otherwise  acquire,  and Borrower shall not directly and
Borrower  shall not through  another  person carry or otherwise hold any "margin stock"  within the  meaning of  Regulation  U of the Board of  Governors  of the
Federal  Reserve  System  and any  interpretations  or rulings  thereunder;  and
Borrower shall not "speculate" in or "hedge" in any stock,  futures,  commodity, index and other similar markets,  or undertake any other activity that is not in the ordinary  course of business of Borrower as that business has been disclosed to Bank in connection with the making of the Loan.

Section 8.14. CHARTER,  ETC. If Borrower is an Organization,  Borrower shall not allow and Borrower shall not cause the  organizational  documents of Borrower to be  amended  in any  manner  that  would  have a  materially  adverse  impact on
Borrower, nor shall Borrower make or permit any significant change in accounting treatment and reporting  practices  except as permitted or required by GAAP, nor change its fiscal year.

Section  8.15.  THIRD  PARTY  AGREEMENTS.  Borrower  shall  not  enter  into any agreement  containing  any  provision  that would be violated or breached by the performance of the obligations of Borrower under this Loan  Agreement,  the Note and any other Loan Document to be delivered hereunder or in connection herewith.

Section 8.16. ADDITIONAL  CONTRACTS.  Borrower shall not enter into any contract and incur any  Contractual  Obligation to any Affiliate or other related person, other than at arms  length and in a manner and on terms in the best  interest of
Borrower,  and  immediately  upon the  execution  of any such  contract,  a copy thereof will be provided to Bank.

                  Article IX. Financial Maintenance Covenants.

Commencing  with the Closing Date and continuing  until the later of (1) payment in full of the Loan and all other amounts owing to Bank under the Loan Documents or (2) termination of Bank's  obligation to make  disbursements  under the Loan,
Borrower  shall fully and timely comply with each and every one of the financial maintenance  covenants set forth on ATTACHMENT 5; and Borrower  acknowledges  to
Bank that the breach or default by Borrower of any of said financial maintenance covenants is and the same shall be material.

                    Article X. Events of Default; Remedies.

Section  10.1.  EVENTS  OF  DEFAULT.  The  occurrence  of any one or more of the following events shall constitute an "Event of Default" hereunder:

                    (a) the  occurrence  of any  event  of  default  or  default condition  under  the  Note  or any of the  Notes  if more  than  one, including, without limitation,  Borrower's failure to pay when due the principal  of or interest on the Note or any of the Notes if more than one, or any other sums due thereunder, whether fees, charges, premiums or costs and  expenses,  where such  failure to pay shall not be cured within  three (3) days after Bank has given  Borrower  written  notice thereof;

                    (b)  other  than a default  covered  under  Section  10.1(a)
          above,  Borrower's  breach  of or  default  under  any of  the  terms, conditions or covenants  contained in this Loan Agreement,  where such breach or default  shall not be cured  within ten (10) days after Bank has given Borrower written notice thereof;

                                       14

                    (c) the actual or threatened demolition,  injury or waste to the  Collateral,  or any material  part  thereof,  which,  in the sole opinion of Bank,  may impair  its value,  or the actual or  threatened decline in value of the Collateral or any material part thereof;

                    (d)  Borrower's  assets,  or any  material  part or  portion thereof,  are  attached,  seized,  subjected  to a  writ  or  distress warrant,  or are  levied  upon,  or come  into the  possession  of any trustee,  receiver  or person  acting in a similar  capacity  and such attachment,  seizure,  writ or  distress  warrant or levy has not been removed,  discharged  or  rescinded  within  sixty  (60)  days,  or if
          Borrower is  enjoined,  restrained  or in any way  prevented  by court order from  continuing  to  conduct  all or any  material  part of its business  affairs,  or if a judgment or other claim  becomes a lien or encumbrance  upon any material portion of Borrower's  assets,  or if a notice of lien,  levy or assessment is filed of record with respect to any of Borrower's assets by any Governmental  Authority,  and the same is not paid within  thirty (30) days after  Borrower  receives  notice thereof, provided that none of the foregoing shall constitute an Event of Default  where such action or event is stayed or an  adequate  bond has been posted pending a good faith contest by Borrower;

                    (e) the  insolvency of Borrower or any person  obligated for payment  of  the  Loan  or  any  parts  or  portions  thereof,  or the appointment  of a  receiver  for,  or  the  filing  of a  petition  of bankruptcy  by  or  against  Borrower,  provided,  that  if  any  such appointment  or  filing  shall be made,  instituted  or  caused by any person or entity other than Borrower, such appointment or filing shall not be discharged within 60 days thereafter;

                    (f) the insolvency of any guarantor of the Loan or any parts or portions  thereof,  or the  appointment  of a receiver  for, or the filing of a  petition  of  bankruptcy  by or against  such  guarantor, provided,  that if any  such  appointment  or  filing  shall  be made, instituted  or  caused  by  any  person  or  entity  other  than  such guarantor,  such appointment or filing shall not be discharged  within
          60 days thereafter;

                    (g) Borrower's  default under the terms of any instrument or other  agreement to which this Loan Agreement or any of the other Loan
          Documents  is  subordinate  or  which  is  subordinate  to  this  Loan
          Agreement or any of the other Loan Documents;

                    (h) the  occurrence  of any  event  of  default  or  default
          condition   under  any  other  Loan   Document,   including,   without
          limitation,  any deeds of trust,  mortgages,  security deeds, deeds to secure debts,  assignments,  security  agreements,  pledge agreements, guaranty agreements, indemnification agreements, control agreements or blocked account agreements;

                    (i) any false statement, misrepresentation or withholding of facts by Borrower or any other person in any loan application or other document  provided  by  Borrower  or any  other  person to Bank or its agents,  including any misrepresentation  made in this Loan Agreement, or in any presentation made by Borrower or any other person to Bank or its agents, as to any matter relied upon by Bank in evaluating whether to extend financing to Borrower; or

                    (j)  default by  Borrower  under any other  Indebtedness  or other  obligation now owing or which hereafter  arises and is owing to
          Bank, or default by any of Borrower's Affiliates or Subsidiaries under any  Indebtedness  or other  obligation  now owing or which  hereafter arises and is owing to Bank.

Section 10.2. RIGHTS AND REMEDIES. If an Event of Default shall occur under this
Loan Agreement, in addition to any other right and remedy which may be available to Bank and without  limiting any other right and remedy  granted to Bank in the
Loan Documents,  which rights and remedies are fully  exercisable by Bank as and when  provided  in such  other  Loan  Documents,  Bank shall have the rights and remedies  set forth  below in this  SECTION  10.2.,  any and all of which it may exercise at its election,  without  notice of its election and without  demand -
subject, however, to applicable notice or grace periods, if any.

                                       15

     10.2.1.  ACCELERATION OF MATURITY. Bank may, at its option,  accelerate and declare  immediately  due and payable the Note, as well as any of and all of the other Indebtedness and obligations owing under this Loan Agreement and the other
Loan  Documents  that are not already due hereunder and that are not already due thereunder.  If there is more than one Note,  Bank may  accelerate  and  declare immediately  due and payable all of the Notes, or Bank may from time to time and at any number of times after the  occurrence of an Event of Default,  accelerate and declare  immediately due and payable any one or more of the Notes as Bank in its discretion elects to accelerate. In addition to the foregoing, Bank may from time to time and at any time  proceed  to  protect  and  enforce  its rights and remedies  under the Loan  Documents  (including  its absolute and  unconditional right  to  recover  full  payment  of any and all of the  obligations  owing  by
Borrower, as well as those owing by other persons to Bank) by any one or more of the following:  judicial and non-judicial foreclosure proceedings as against all and any part of the Collateral,  without regard to the situs of such Collateral;
suits in equity;  actions at law; and other  appropriate  legal,  equitable  and administrative proceedings to enforce full payment.

     10.2.2.  BANK'S POWER OF ENFORCEMENT.  Bank may by appropriate  actions and proceedings  seek to do and  have  done  any and  all of the  following:  (1) to enforce through actions at law and  proceedings in equity,  or both,  payment of all and any part or parts of the obligations owing by Borrower to Bank under the
Loan  Documents,  the  performance  of  any  of the  terms  in  any of the  Loan
Documents, and any other rights and remedies available to Bank; (2) to foreclose and to authorize the foreclosure of all and any part or parts of the Collateral, or interests  therein,  and to sell and have sold, as an entirety or in separate lots or  parcels,  at one or more sales,  the  Collateral,  or parts  thereof or interests therein, under the power of sale granted in the Loan Documents (to the extent  permitted  by law) or the  judgment  or  decree  of a court or courts of competent  jurisdiction;  and (3) to pursue any other right and remedy available to it under the Loan Documents, at law and in equity. Bank may proceed either by such  actions and  proceedings  or by the exercise of its powers with respect to entry and taking  possession,  or both, as Bank may determine in its discretion;
and the same may be taken without  regard to whether the Note (or any and all of the  Notes if more  than  one) or any and all of the  obligations  owing to Bank under this Loan Agreement and the other Loan Documents  shall be due and payable and  without  prejudice  to the right of Bank  thereafter  to bring  actions and proceedings  for  any  default  existing  at the  time  any  earlier  action  or proceeding was  commenced.  The taking of any action does not preclude Bank from taking subsequent action and Bank may continue taking subsequent actions at such time or times as it elects  until the Loan and all other  amounts  owing to Bank under the Loan Documents are paid in full.

     10.2.3.  BANK'S  RIGHTS TO ENTER  AND TAKE  POSSESSION,  OPERATE  AND APPLY
INCOME.

          10.2.3.1. [INTENTIONALLY OMITTED]

          10.2.3.2.  ACTION FOR  POSSESSION.  If  Borrower  should  fail for any reason to  surrender  possession  or if  Borrower  should fail for any reason to deliver possession of the Collateral,  or any part or parts thereof or interests therein,  to Bank after the earlier of Bank's demand  therefor or Bank's attempt to gain  possession  without prior demand,  Bank may obtain a judgment or decree conferring on Bank and Bank's agents the right to immediate possession of all of the Collateral,  or such part or parts thereof or interests therein, as Bank may elect,  and a judgment or decree  requiring  Borrower to  surrender  and deliver immediate  possession  of all of the  Collateral  to Bank, or such part or parts thereof or interests  therein,  as Bank may elect.  Borrower  shall pay to Bank, upon  demand,  all costs and  expenses  of  obtaining  such  judgment or decree, including  reasonable  compensation  to Bank, its attorneys and agents;  and all such costs and expenses  shall,  until paid, be secured by the lien and security interest of Bank in the Collateral, and shall be payable on demand with interest from date of demand at the highest contract rate payable under the Note.

          10.2.3.3.  MANAGEMENT OF COLLATERAL. Upon each and every entering into and  taking  of  possession  of the  Collateral,  or part or  parts  thereof  or interests  therein,  by the Bank through its own actions and by the Bank through those of its agents and other persons,  Bank may directly and through its agents and other  persons,  hold,  store,  use,  operate,  repair,  restore,  preserve, protect,  manage and control all and any part or parts of, and  interests in the
Collateral,  and conduct the business related thereto; and, without limiting the foregoing,  from time to time and at any time,  the Bank may do and the Bank may have  done or  direct  the  doing  of any one or more of the  following  through itself,  its agents and such other persons as Bank deems  appropriate  under the circumstances:

                                       16

                    (a) make all  necessary  and  proper  maintenance,  repairs, renewals, replacements, additions, betterments and improvements to the
          Collateral and parts thereof,  and in connection  therewith,  purchase and otherwise acquire  fixtures,  personal property and other types of property;

                    (b)  insure  and  keep  the  Collateral  and  parts  thereof insured;

                    (c) manage and operate the Collateral and parts thereof, and exercise  all the  rights  and  powers  of  Borrower  in its  name and otherwise with respect to the same;

                    (d) enter into agreements with others to exercise the powers herein granted Bank, all as Bank from time to time may determine; and

                    (e) collect and receive all the rents, income,  proceeds and other benefits from,  related to and arising out of the Collateral and each and all parts thereof and interests therein, including those past due, those currently due and those thereafter becoming due;

In connection  with its  management of the  Collateral as aforesaid,  Bank shall apply any monies  received by Bank in such  priority as Bank may  determine,  or such priority as may be required  under any  Requirement of Law, to: (1) payment of any and all of the  obligations  owing  to Bank  under  the  Loan  Documents, including  the Loan;  (2) payment of any  deposits  for taxes,  assessments  and insurance premiums; (3) payment of the cost of insurance, taxes, assessments and other  expenses and charges upon the Collateral or any parts thereof or interest therein, (4) payment of any amounts due and payable on any other Indebtedness of
Borrower,  whether  prior or  subsequent  to the liens and security  interest of
Bank, (5) payment of the  compensation,  disbursements and costs and expenses of the agents,  attorneys  and other  representatives  of Bank,  (6) payment of any amounts  deemed  necessary  by  Bank  to  otherwise  protect  and  preserve  the
Collateral  and the lien and  security  interest of Bank and (7) payment of such other  amounts as Bank deems  necessary  to assure to Bank the  repayment of the
Loan and all other obligations owing to Bank under the Loan Documents.

          10.2.3.4. PAYMENTS TO PRESERVE COLLATERAL.  Bank, at its election, and without  notice to  Borrower,  may, to protect and  preserve its interest in the
Collateral,  and to assure repayment of the Loan and all other obligations owing under the Loan  Documents,  make any payments  which Borrower has failed to make and any sum so paid shall be deemed an  obligation  secured  by Bank's  security interest  and be  immediately  due and payable  from  Borrower  upon demand with interest  thereon at the highest  contract rate  applicable  under the Note, but such  payment  by Bank  shall  not  release  Borrower  from its  obligations  or constitute a waiver of a default hereunder.

     10.2.4.  RECEIVER.  Bank, to the extent permitted by law and without regard to the value,  adequacy and occupancy of all or any part of the  Collateral,  or any interests therein,  shall be entitled as a matter of right, if it so elects, to the  appointment  of a receiver or other similar  official to: (1) enter upon and take possession of any and all of the Collateral and any interests  therein,
(2)  preserve,  protect,  manage and  control the  Collateral  or those parts or interests  over which it takes  possession;  and (3) collect all rents,  income, proceeds and other benefits thereof and apply the same as Bank directs, or if so required,  as the court which appointed such receiver or other similar  official may direct. The costs and expenses,  including receiver's fees,  attorneys' fees and agent's compensation, incurred pursuant to the powers herein contained shall be deemed an obligation of Borrower  owing to Bank under this Loan Agreement and the same shall be secured by Bank's lien and security interest in the Collateral and shall be payable  upon demand with  interest  from the date of demand at the highest  contract rate under the Note. Bank and any receiver or similar official appointed  as provided  herein  shall be liable to account  only for such rents, income,  proceeds  and other  benefits  actually  received by Bank or such other person,  whether received  pursuant to this Section or under other provisions of this Loan  Agreement.  Notwithstanding  the appointment of any receiver or other similar  official,  Bank shall be  entitled  as pledgee  to the  possession  and control  of any  money,  deposits,  accounts,  account  receivables,  documents, chattel paper,  documents of title,  instruments,  payment intangibles and other general  intangibles and other property and property rights and interests at the present and any future time held by, or payable or  deliverable  under the terms of the Loan Documents to Bank.

                                       17

     10.2.5. SET-OFF AND RECOUPMENT.  Bank may, at its option and at any time or times without prior notice to Borrower,  set-off and apply toward payment of the
Loan
and other amounts now owing and amounts which may become owing by Borrower under the Loan Documents,  and otherwise exercise its rights of recoupment,  as to any and all (1) balances and deposits of Borrower held by Bank, (2) Indebtedness and other obligations at any time owing to or for the credit and account of Borrower by Bank and (3) Indebtedness  and other  obligations at any time owing to or for the credit and account of Borrower by any of Bank's Affiliates.

Section  10.3.  SUITS TO PROTECT THE  COLLATERAL.  If an Event of Default  shall occur and be continuing  beyond any applicable cure period,  Bank shall have the power and authority, to institute and maintain any suits and proceedings as Bank may deem  advisable in its judgment (1) to prevent the  impairment or threatened impairment of the Collateral, or any part or parts thereof or interests therein, by any acts and  inactions  which may be  unlawful  or which may be in breach of this Loan  Agreement  and any of the other Loan  Documents,  (2) to preserve and protect  its  interest  in the  Collateral  and each and all parts  thereof  and interests therein,  including its liens and security interests therein,  and (3)
to restrain the  enforcement of or compliance with any legislation and any other governmental enactment, rule and order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule and order might  impair  Bank's  lien  and  security  interest  in the  Collateral,  or be prejudicial to Bank's interest in any other manner.

Section  10.4.  PROOFS OF CLAIM.  In the case of any  receivership,  insolvency, bankruptcy,  reorganization,  arrangement,  adjustment,  composition  and  other judicial  proceedings  affecting  Borrower,  any  person  obligated  on  any  of
Borrower's  obligations,  any of  Borrower's  creditors  and  any of  Borrower's property,  Bank, to the extent permitted by law and at any time or times,  shall be entitled to file such proofs of claim and other documents as may be necessary or advisable  in order to have its claims  allowed in such  proceedings  for the entire amount due and payable by Borrower under the Loan Documents,  at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Borrower after such date.

Section 10.5.  DISCONTINUANCE OF PROCEEDINGS;  POSITION OF PARTIES RESTORED.  If
Bank  shall  have  proceeded  to  enforce  any right and  remedy  under the Loan
Documents by  foreclosure,  entry or otherwise and such  proceedings  shall have been  discontinued or abandoned for any reason,  or such proceedings  shall have resulted in a final  determination  adverse to Bank, then and in every such case
Borrower  and Bank  shall be  restored  to their  former  positions  and  rights hereunder,  and all rights,  powers and remedies of Bank shall continue as if no such proceedings had occurred or had been taken.

Section 10.6. [INTENTIONALLY OMITTED]

                           Article XI. Miscellaneous.

Section 11.1. INCORPORATION OF EXHIBITS AND RECITALS; CUSTOMER AND LOAN NUMBERS.
All exhibits, supplements, schedules, addenda and other attachments to this Loan
Agreement are by this reference incorporated herein and made a part hereof as if fully set  forth in the body of this  Loan  Agreement;  provided,  however,  the failure to  correctly  complete any exhibit,  supplement,  schedule,  addenda or attachment hereto shall not affect Borrower's duties and Bank's rights hereunder if such corrected  information can be obtained from the Commitment or any of the other Loan  Documents.  The recitals set forth in this Loan Agreement are also a part of this Loan  Agreement.  The Customer and Loan Numbers,  if any, stated in this Loan Agreement are for Bank's internal  business use and reference only and do not and shall not limit the scope and extent of Bank's  security  interest or the Indebtedness and other obligations  evidenced hereby,  referenced herein and secured hereby. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan
Agreement nor the intent of any provision hereof.

Section  11.2.  AMENDMENTS.  Subject to the  exercise  by Bank of its rights and remedies as set forth in this Loan  Agreement  and without  limiting any of such rights and remedies, this Loan Agreement may not be modified,  amended,  waived, extended,  changed, discharged and terminated orally or by any act or failure to act on the part of Borrower or Bank,  but only by an agreement in writing signed by the party against whom enforcement of any  modification,  amendment,  waiver, extension, change, discharge and termination is sought.

                                       18

Section 11.3.  ASSIGNMENT.  The terms,  provisions  and  conditions in this Loan
Agreement  shall  be  binding  upon  and  inure  to the  benefit  of the  heirs,
successors,   assigns  and  personal  representatives  of  the  parties  hereto;
provided,  however, Borrower shall not assign this Loan Agreement and any of its rights,  interests,  duties and obligations hereunder (inclusive of the proceeds of the Loan and other  moneys to be  advanced  under or on  account of this Loan
Agreement)  in whole or in part without the prior written  consent of Bank,  and any such  assignment  (whether  voluntary  or by  operation of law) without said consent  shall be void.  It is  expressly  recognized  and agreed  that Bank may assign or  transfer  this Loan  Agreement,  the Note or any of the Notes if more than one, and any other Loan Documents,  in whole or in part, to any person and, in the event of such  assignment,  Bank  shall  thereafter  be  relieved  of all liability hereunder to the extent of the assignment or transfer. Borrower waives and will not assert  against  any  transferee  or  assignee  of Bank any claims, defenses,  set-offs and rights of recoupment which Borrower could assert against
Bank, except defenses which Borrower cannot waive.

Section  11.4.  CONFLICT.  It is the  intention  of the  parties  that this Loan
Agreement and the other Loan Documents be  interpreted  in a consistent  manner;
provided, however, in the event of any irreconcilable conflict in the provisions of this Loan  Agreement and the  provisions of any of the other Loan  Documents, the provisions of this Loan Agreement shall control.

Section 11.5. NO PARTNERSHIP,  JOINT VENTURE OR AGENCY.  This Loan Agreement and
the other Loan  Documents  shall not in any  respect be  interpreted,  deemed or construed as making Bank a partner or joint  venturer with  Borrower,  nor shall they or any of them be interpreted, deemed or construed as making Bank the agent or representative of Borrower. The relationship of Bank to Borrower is that of a creditor to an obligor or debtor; and in furtherance  thereof and in explanation thereof, Bank has no fiduciary,  trust, guardian,  representative,  partnership, joint  venturer and other similar  relationship  to or with Borrower and no such relationship shall be drawn and implied from any of the Loan Documents or any of
Bank's actions and inactions hereunder or with respect hereto - and, Bank has no obligation to Borrower and any other person  relative to  administration  of the
Loan and  administration  of the  Collateral,  or any part or parts  thereof  or interests  therein.  In no event  shall  Bank be liable  for  debts  and  claims accruing or arising against Borrower.

Section 11.6. POWER OF ATTORNEY.  So long as an Event of Default shall occur and be  continuing  beyond any  applicable  cure period,  Borrower  constitutes  and appoints Bank its true and lawful attorney with full power of substitution,  for it and in its  name,  place  and  stead,  to  execute,  deliver  and  file  such agreements,  documents,  notices,  statements and records,  to include,  without limitation,  Financing  Statements,  and to do and undertake  such other acts as
Bank, in its sole  discretion,  deems necessary or advisable to effect the terms and conditions of this Loan Agreement and to otherwise  protect and preserve the security  of the lien and  security  interests  in the  Collateral,  and  Bank's interests  therein.  The foregoing  appointment is and the same shall be coupled with an interest in favor of Bank.

Section 11.7. INDEMNITY.  Borrower hereby agrees to defend,  protect,  indemnify and hold  harmless  Bank and each  and all of  Bank's  shareholders,  directors,
officers,   employees,   attorneys,  agents  and  Affiliates  (individually  and
collectively,  "Indemnified  Parties"),  from and  against  any and all  claims,
actions,   liabilities,   damages,   costs  and  expenses  (including,   without
limitation,  all costs and expenses incurred in the investigation and defense of any matter)  ("Indemnified  Liabilities")  asserted  against,  imposed  upon and incurred by the Indemnified Parties,  both direct and indirect and regardless of the basis of the Indemnified  Liabilities (i.e., whether based on federal, state or local laws,  rules,  regulations  and  ordinances,  common law, an  equitable cause, contract, tort or otherwise),  as a result of or arising from or relating to any one or more of (1) this Loan Agreement, (2) the other Loan Documents, (3)
the transactions contemplated by this Loan Agreement, (4) any credit extended or used  hereunder,  (5) any act  done  or  omitted  by any  person,  or any  event occurring  in  connection  therewith,  and (6) the  exercise  of any  rights and remedies  under this Loan  Agreement and the exercise of any rights and remedies under  any of the other  Loan  Documents,  including,  without  limitation,  the acquisition  of the  Collateral  by Bank by way of  foreclosure  of the lien and security  interests  thereon,  deed in lieu of such  foreclosure  or  otherwise, except  in all of the  instances  enumerated  in (1)  through  (6)  whereby  the
Indemnified  Liabilities  result from the gross negligence or willful misconduct of the person otherwise to be indemnified hereunder. In the event this indemnity is  unenforceable  as a matter of law as to a particular  matter or  consequence referred to herein, it shall be enforceable to the full extent permitted by law.
The  obligations  of Borrower  under this Section are  independent  of all other rights and  obligations  set forth  herein and shall  survive the payment of the
Loan and the termination of this Loan Agreement.

                                       19

Section 11.8. PAYMENT OF EXPENSES.  Without limiting any other provision of this
Loan Agreement  relating to Borrower's payment of costs and expenses incurred by
Bank and those  incurred by others on behalf of Bank,  but in addition  thereto, whether or not the Loan is made and all of the Loan proceeds disbursed, Borrower shall pay to Bank, on demand,  each and all of any costs and expenses reasonably incurred by Bank,  incurred by others on behalf of Bank and incurred by Bank for
Borrower:  (1) in order to meet Bank's requirements in connection with the Loan,
(2) in  connection  with the making of the Loan and (3) in  connection  with the enforcement of Bank's rights and remedies under the Loan  Documents,  including, payments to third  persons of amounts  Borrower is required to pay to such third persons under and pursuant to the terms of any of the Loan Documents, protecting
Bank's interest in the  Collateral,  collecting any amount owing by Borrower and owing by other  persons  under the Loan  Documents  and in enforcing  its rights under any of the Loan  Documents  with  respect  to the  Collateral.  All of the foregoing costs and expenses shall be paid with interest  thereon at the highest contract  rate  prescribed  in the Note from the date paid or  incurred by or on behalf of Bank until such costs and expenses  are paid by Borrower.  All sums so paid and expended by Bank,  and the interest  thereon,  shall be added to and be secured by Bank's lien and security interests in the Collateral.

Section 11.9. DOCUMENTARY AND INTANGIBLE TAXES;  ADDITIONAL COSTS. To the extent not prohibited by law and notwithstanding who is liable for payment of the taxes or fees,  Borrower  shall pay, on Bank's  demand,  (1) all  intangible  personal property taxes,  documentary  stamp taxes,  excise taxes and other similar taxes assessed,  charged and required to be paid in  connection  with the Loan and any extension,  renewal and modification  thereof,  and (2) all intangible  personal property taxes,  documentary  stamp taxes,  excise taxes and other similar taxes assessed, charged and required to be paid in connection with this Loan Agreement and any of the other Loan Documents, and any extension, renewal and modification of any of the  foregoing.  If,  with  respect  to this  Loan  Agreement  and the transactions  hereunder,  any  Requirement  of Law (x) subjects  Bank to any tax
(except  federal,  state and local  income  taxes on the  overall  net income of
Bank), (y) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit and other similar  requirement  against assets held by, deposits in, and loans by Bank,  or (z) imposes  upon Bank any other  condition,  and the result of any of the  foregoing  is to  increase  the cost to Bank,  reduce  the income  receivable  by Bank or impose any expense  upon Bank with respect to the
Loan,  Borrower  agrees  to pay to Bank the  amount  of such  increase  in cost, reduction in income or  additional  expense  within  thirty (30) days  following presentation  by Bank of a  statement  of the amount and  setting  forth  Bank's calculation  thereof,  all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

Section 11.10.  MARSHALLING  OF ASSETS.  Borrower  hereby waives,  to the extent permitted  by law, the benefit of all  appraisal,  homestead,  valuation,  stay, extension,  reinstatement  and redemption laws now in force and any which may in the future come to be in force and all rights of marshalling in the event of any sale under the Loan Documents of the Collateral, or any part or parts thereof or any interests  therein.  Further,  Borrower hereby expressly waives on behalf of
Borrower,  and on behalf of each and every person  acquiring  any interest in or title to the Collateral or any part thereof  subsequent to the date of this Loan
Agreement and on behalf of all other persons to the extent permitted by law, any or all rights of redemption  from sale under any order or decree of  foreclosure of this Loan Agreement.

Section 11.11. WAIVER OF STATUTORY RIGHTS.  Borrower waives any right to require
Bank to bring any action  against any other person and to require that resort be had to any security and to any balances of any deposit or other  accounts on the books of Bank in favor of any other person; and, without limiting the foregoing, but in furtherance thereof,  Borrower waives any rights Borrower otherwise might have or may have in the future under the statutory provisions  identified in the
INFORMATION  SCHEDULE (by  referencing  this  Section),  and any other laws that require or may require Bank to recover against some other person,  or to realize upon any security which Bank holds for the Loan.  Until the Indebtedness to Bank is paid in  full,  Borrower  also  waives  any and  all  right  of  subrogation, contribution,  reimbursement and indemnity  whatsoever and any right of recourse to and with  respect to the assets and  property of any person that is or may be security for the Loan.

Section 11.12. JURY, VENUE, JURISDICTION. This Loan Agreement shall be deemed to have been executed and delivered in the  jurisdiction  listed on the INFORMATION
SCHEDULE as the jurisdiction  whose laws govern this Loan Agreement,  regardless of where the  signatories  may be  located at the time of  execution.  This Loan
Agreement  and the other Loan  Documents  shall be governed by and  construed in accordance with the substantive laws of the aforesaid  jurisdiction,  excluding,
however,   the   conflict  of  law  and  choice  of  law   provisions   thereof.
Notwithstanding the foregoing, to the extent any of the Collateral is located in another  jurisdiction or other  jurisdictions,  the laws of the jurisdictions in

                                       20

which the  Collateral  is  located  shall  govern  with  respect  to Bank's  and
Borrower's rights in and to Collateral  located in such other  jurisdictions and
Bank's remedies relative thereto.  Borrower: (1) TO THE EXTENT PERMITTED BY LAW,
WAIVES  ANY RIGHT TO A TRIAL BY JURY IN ANY  ACTION  ARISING  FROM OR RELATED TO
THIS LOAN AGREEMENT AND ANY OF THE OTHER LOAN DOCUMENTS; (2) irrevocably submits to the  jurisdiction  of either (i) the state courts of the  jurisdiction  whose laws govern this Loan  Agreement as  identified on the  INFORMATION  SCHEDULE or
(ii)  a  United  States  District  Court  for  any  federal   district  in  such
jurisdiction over any action or proceeding  arising from or related to this Loan
Agreement  and any of the  other  Loan  Documents  -  subject  to the  exception
regarding  location  of  the  Collateral  as  provided   hereinabove;   and  (3)
irrevocably  waives,  to the fullest extent  Borrower may effectively do so, the defense of improper  venue or an  inconvenient  forum to the  maintenance of any such action or proceeding. Nothing in this Section shall affect or impair Bank's right to serve legal  process in any manner  permitted by law or Bank's right to bring any action or proceeding  against  Borrower or Borrower's  property in the courts of any other jurisdiction.

Section 11.13.  CUMULATIVE RIGHTS, ETC. The rights,  powers and remedies of Bank under  this Loan  Agreement  shall be in  addition  to all  rights,  powers  and remedies given to Bank by virtue of any applicable laws and  regulations,  those given in equity,  those given to Bank under the other Loan  Documents  and those given under any other agreement,  all of which rights, powers and remedies shall be  cumulative  and may be exercised by Bank from time to time and at any number of times successively,  concurrently and alternatively  without impairing Bank's rights under this Loan Agreement and under any of the other Loan Documents.

Section  11.14.  NO WAIVER;  NO COURSE OF DEALING;  NO  INVALIDITY.  No delay or forbearance  by Bank in exercising  any and all of its rights and remedies under this Loan  Agreement  and those  under any of the other Loan  Documents,  and no delay or  forbearance  of Bank in  exercising  any and all rights  and  remedies otherwise  afforded by law and in equity,  shall operate as a waiver  thereof or preclude the exercise thereof during the continuance of any Default Condition or
Event of Default as set forth herein or in the event of any  subsequent  Default
Condition or Event of Default hereunder. If Bank is requested to waive a Default
Condition or an Event of Default or forbear taking action relative thereto, Bank may condition any waiver or  forbearance  it elects to grant Borrower on payment by  Borrower  of  such  fees  to  Bank  as  Bank  deems  appropriate  under  the circumstances  and may  condition  any such  waiver or  forbearance  on Borrower reimbursing  Bank for all costs and expenses Bank incurs in connection with such waiver  or  forbearance.  Also,  no act or  inaction  of Bank  under  this  Loan
Agreement  and  under  any of the  other  Loan  Documents  shall  be  deemed  to constitute or establish a "course of  performance or dealing" that would require
Bank to so act or refrain from acting in any  particular  manner at a later time under similar or dissimilar  circumstances.  Wherever possible each provision of this Loan  Agreement and the other Loan  Documents  shall be interpreted in such manner as to be effective and valid under  applicable  law, but if any provision of this Loan  Agreement and if any provision of any of the other Loan  Documents shall  be  prohibited  or  invalid  under  such  law,  such  provision  shall be ineffective to the extent of such prohibition or invalidity without invalidating the  remainder  of such  provision  or the  remaining  provisions  of this  Loan
Agreement  and those of the other Loan  Documents,  or the  application  thereof shall be in a manner and to an extent permissible under applicable law.

Section 11.15.  MAINTENANCE OF BANK'S RECORDS.  Borrower acknowledges and agrees that Bank is  authorized  to  maintain,  store  and  otherwise  retain  the Loan
Documents in their original,  inscribed  tangible form or a record thereof in an electronic medium or other  non-tangible  medium which permits such record to be retrieved in a perceivable form; that a record of any of the Loan Documents in a non-tangible  medium which is  retrievable  in a  perceivable  form shall be the agreement  of Borrower to the same  extent as if such Loan  Document  was in its original,  inscribed  tangible  medium and such a record shall be binding on and enforceable against Borrower  notwithstanding the same is in a non-tangible form and  notwithstanding  the  signatures of the  signatories  hereof or thereof are
electronic,   typed,   printed,   computer   generated,   facsimiles   or  other
reproductions,  representations and forms; and that Bank's  certification that a non-tangible  record of any of the Loan  Documents  is an accurate  and complete copy  or  reproduction  of  the  original,  inscribed  tangible  form  shall  be conclusive,  absent clear and convincing  evidence of the  incorrectness of said certification,  and such non-tangible record or a reproduction  thereof shall be deemed an original and have the same force and effect as the original, inscribed tangible form.

Section  11.16.   CREDIT   INVESTIGATIONS;   SHARING  OF  INFORMATION;   CONTROL
AGREEMENTS.  Bank is  irrevocably  authorized  by Borrower to make and have made such credit investigations as it deems appropriate to evaluate Borrower's credit and  financial  standing,  and Borrower  authorizes  Bank to share with consumer

                                       21

reporting  agencies  and  creditors  its  experiences  with  Borrower  and other information in Bank's possession  relative to Borrower.  Bank shall not have any obligation and  responsibility  to (1) provide  information to any third persons relative to Bank's security interest in the Collateral,  this Loan Agreement and otherwise  with  respect to  Borrower,  (2)  subordinate  its liens and security interests in the  Collateral to the interests of any person,  and (3) enter into control agreements relative to the Collateral.

Section 11.17. BANK'S LIABILITY FOR COLLATERAL. Notwithstanding anything in this
Loan Agreement and any of the other Loan Documents to the contrary,  Bank may at any time or times during the term of this Loan  Agreement make such payments and do or cause to be done such acts as Bank  considers  necessary  or  advisable to protect the  Collateral  and to  preserve,  protect and perfect or continue  the perfection of its security interest in the Collateral.  So long as Bank complies with reasonable banking practices,  Bank shall not be liable and responsible for the Collateral,  or any part thereof or interest  therein,  and without limiting the foregoing, Bank shall not have any responsibility for any one or more of the following:  (1) the  safekeeping  of the  Collateral,  (2) any loss  and  damage occurring to the  Collateral,  regardless of the cause for such loss and damage,
(3) any diminution in the value of the Collateral, and (4) any act or default of
any  carrier,   warehouseman,   bailee,   forwarding  agency  and  other  person
whomsoever.  All risk of loss, damage and destruction of the Collateral shall be borne by Borrower.

Section 11.18. EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in two or more counterparts,  each of which shall be deemed to be an original,  but all of which shall constitute one and the same agreement, and in making proof of this Loan  Agreement,  it shall not be  necessary to produce or account for more than one such  counterpart  (subject  always to the  provisions of SECTION 11.15 relating to maintenance of records).

Section  11.19.  NOTICES.  All notices,  certificates  and other  communications hereunder  shall be deemed given when mailed by  registered  or certified  mail, postage prepaid, return receipt requested,  addressed to the addresses set forth above. Borrower and the Bank may, by written notice given hereunder, designate a different address where communications  should be sent and Bank may require that all  communications  sent  to  it  be  sent  electronically  or  in  some  other non-tangible medium.

Section 11.20.  TIME OF ESSENCE.  Time is of the essence for the  performance of all of Borrower's  covenants and agreements set forth in this Loan Agreement and in each of the other Loan Documents.

Section  11.21.  TERM  OF LOAN  AGREEMENT.  This  Loan  Agreement  shall  become effective on the Closing Date and shall  continue in full force and effect until the last to occur of (1)  payment in full of the Loan and all other  amounts now owing and which may in the future be owing to Bank under the Loan Documents,  or
(2)  termination  of Bank's  obligation to make  disbursements  of Loan proceeds under this Loan Agreement or the Note. Notwithstanding the foregoing, Bank shall have the right to limit, declare a moratorium on and terminate its obligation to make  disbursement  of Loan  proceeds  immediately  and without  notice upon the occurrence  and during the  continuance  of a Default  Condition  or an Event of
Default and such action by Bank shall not  constitute a termination of this Loan
Agreement and  Borrower's  obligations  under this Loan  Agreement and the other
Loan Documents; and shall not adversely affect or impair Bank's lien or security interests in the Collateral.

Section 11.22. INTENTIONALLY OMITTED.

Section  11.23.  AML   REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.   Borrower
represents and warrants to Bank as follows,  and acknowledge  that the following
representations   and  warranties  shall  be  continuing   representations   and
warranties from Borrower to Bank:

(a) Borrower is and shall remain in  compliance  with the Trading with the Enemy
Act,  as amended,  and each of the foreign  assets  control  regulations  of the
United States  Treasury  Department (31 CFR,  Subtitle B, Chapter V, as amended)
and any other enabling  legislation,  regulations or executive  orders  relating thereto,  and the Uniting and  Strengthening  America By  Providing  Appropriate
Tools  Required To  Intercept  and  Obstruct  Terrorism  Act (USA Patriot Act of
2001), as amended, and any other enabling legislation,  regulations or executive orders relating thereto;

                                       22

(b) Borrower is and shall remain in compliance with 31 U.S.C.,  Section 5313, as amended,  31  C.F.R.  Section  103.22,  as  amended,  and  any  similar  laws or regulations  involving currency  transaction reports or disclosures  relating to transactions  in  currency  of more than  $10,000.00,  or of more than any other minimum amount specified by any laws or regulations; and

(c)  Borrower  (i) is not a person  whose  property  or  interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of
September 23, 2001 Blocking  Property and Prohibiting  Transactions With Persons
Who  Commit,  Threaten  to Commit,  or Support  Terrorism  (66 Fed.  Reg.  49079
(2001)),  (ii) does not engage in any  dealings or  transactions  prohibited  by
Section 2 of such executive  order,  or are otherwise  associated  with any such person in any  manner  violative  of  Section 2, or (iii) is not a person on the list of Specially  Designated  Nationals  and Blocked  Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury's Office of Foreign Assets Control regulation or executive order.

Borrower  covenant  and agree  with Bank  that no part of any loan  proceeds  or advances,  and no part of any other  amounts or sums  derived  from any property which secures  repayment of such loan proceeds or advances,  including,  without limitation, any accounts, payment intangibles,  money, rents, issues or profits, will be used,  directly or  indirectly,  for any  payments  to any  governmental official or employee,  political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(SIGNATURES BEGIN ON NEXT PAGE, FOLLOWED BY INFORMATION SCHEDULE AND ATTACHMENTS)

                                       23

The  undersigned  have executed this Loan Agreement as of the effective date set forth on the INFORMATION SCHEDULE.

BANK:

RBC CENTURA BANK

By: /s/ Valarie McDonald
   --------------------------------------------
     Print Name: Valarie McDonald
     Title       Vice President - Commercial Markets

BORROWER:

M-TRON INDUSTRIES, INC.,
a Delaware corporation

By: /s/ David L. Rein
    ---------------------------------
Print Name: David L. Rein
Title: Vice President

PIEZO TECHNOLOGY, INC.,
a Florida corporation

By: /s/ David L. Rein
    ---------------------------------
Print Name: David L. Rein
Title: Vice President

                                       24

                            LOAN AGREEMENT SUPPLEMENT
                                       AND
                              INFORMATION SCHEDULE

                Subject                              Information
--------------------------------------------------------------------------------
Customer Number:
--------------------------------------------------------------------------------
Loan Number:
--------------------------------------------------------------------------------
Effective Date of Loan Agreement            September 30, 2005
--------------------------------------------------------------------------------
Borrower:      Full Legal Name:             M-TRON INDUSTRIES, INC.
---------------                             ------------------------------------
               Street Address:              100 S. Douglas Avenue
                                            ------------------------------------
               P.O. Box:
                                            ------------------------------------
               City:                        Yankton
                                            ------------------------------------
               State:                       South Dakota
                                            ------------------------------------
               Zip Code:                    57078
               -----------------------------------------------------------------
               State of Organization:       Delaware
                                            ------------------------------------
               Tax Identification No.:      46-0457994
                                            ------------------------------------
               Social Security No.:
               -----------------------------------------------------------------
               Contact Person:              David L. Rein
                                            ------------------------------------
               Telephone Number:
                                            ------------------------------------
               Facsimile Number:
                                            ------------------------------------
               Email Address:
--------------------------------------------------------------------------------

Borrower:      Full Legal Name:             PIEZO TECHNOLOGY, INC.
---------------                             ------------------------------------
               Street Address:              100 S. Douglas Avenue
                                            ------------------------------------
               P.O. Box:
                                            ------------------------------------
               City:                        Yankton
                                            ------------------------------------
               State:                       South Dakota
                                            ------------------------------------
               Zip Code:                    57078
               -----------------------------------------------------------------
               State of Organization:       Florida
                                            ------------------------------------
               Tax Identification No.:      59-1304406
                                            ------------------------------------
               Social Security No.:
               -----------------------------------------------------------------
               Contact Person:              David L. Rein
                                            ------------------------------------
               Telephone Number:
                                            ------------------------------------
               Facsimile Number:
                                            ------------------------------------
               Email Address:
--------------------------------------------------------------------------------
Guarantor:     Full Legal Name:             LYNCH CORPORATION
---------------                             ------------------------------------
               Street Address:              140 Greenwich Avenue, 4th Floor
                                            ------------------------------------
               P.O. Box:
                                            ------------------------------------
               City:                        Greenwich
                                            ------------------------------------
               State:                       Connecticut
                                            ------------------------------------
               Zip Code:                    06830
               -----------------------------------------------------------------
               State of Organization:       Indiana
                                            ------------------------------------
               Tax Identification No.:
                                            ------------------------------------
               Social Security No.:
               -----------------------------------------------------------------
               Contact Person:              Eugene Hynes
                                            ------------------------------------
               Telephone Number:
                                            ------------------------------------
               Facsimile Number:
                                            ------------------------------------
               Email Address:
--------------------------------------------------------------------------------

                                       25

------------------------------------------------------ -------------------------

Bank:          Full Name:                   RBC Centura Bank
---------------                             ------------------------------------
               Street Address:              134 N. Church Street
                                            ------------------------------------
               P.O. Box:                    1220
                                            ------------------------------------
               City:                        Rocky Mount
                                            ------------------------------------
               State:                       North Carolina
                                            ------------------------------------
               Zip Code:                    27802-1220
               -----------------------------------------------------------------
               Contact Person:              Valerie McDonald
                                            ------------------------------------
               Telephone Number:            407/428-3026
                                            ------------------------------------
               Facsimile Number:            407/428-3025
                                            ------------------------------------
               Email Address:               valerie.mcdonald@rbc.com
--------------------------------------------------------------------------------
Type of Loan:    X   Term Loan
               ------

                     Non-Revolving Line of Credit
               ------

                     Revolving Line of Credit
               ------

-----------------------------------------------------------------------------------------------------------

Purpose of Loan  X   Term Loan                      Describe:    Refinance 74,299 square foot
                                                                 office/manufacturing facility located at
                                                                 2525 Shader Road, Orlando, Florida3
                                                                 2804 and for payment of closing costs
                                                                 of such refinance
               ------                                            ------------------------------------------

                     Non-Revolving Line of Credit   Describe:
               ------                                            ------------------------------------------

                     Revolving Line of Credit       Describe:
-----------------------------------------------------------------------------------------------------------

Loan Amount:     X   Term Loan                      $3,040,000.00, as evidenced by a promissory note
                                                    dated of even date herewith.
               ------

                     Non-Revolving Line of Credit   $ , as evidenced by a promissory note dated:
               ------

                     Revolving Line of Credit       $ , as evidenced by a promissory note dated:
-----------------------------------------------------------------------------------------------------------
Commitment Letter:                                   Date:
-----------------------------------------------------------------------------------------------------------

                                       26

-------------------------------------------------------------------------------------------------------------

Security         The security               1.  Amended and Restated Mortgage, Assignment of Rents and
Documents        documents which                Security Agreement dated of even date herewith made by
                 secure the Loan                Borrower in favor of Bank, as modified by that certain Notice
                 include, without               of Future Advance and Modification of Loan Documents,
                 limitation, those              dated of even date herewith and executed by Borrower.
                 listed in this part.
-------------------------------------------------------------------------------------------------------------

Appraised Value  X         Term Loan                       $3,800,000.00
of Collateral
(insert minimum                                            --------------------------------------------------
value):          ---------

                           Non-Revolving Line of Credit    $
                 ---------

                           Revolving Line of Credit        $
                 ---------                                 --------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Subsidiaries:    Full Legal Name:
                                            -----------------------------------------------------------------
                 Street Address:
                                            -----------------------------------------------------------------
                 P.O. Box:
                                            -----------------------------------------------------------------
                 City:
                                            -----------------------------------------------------------------
                 State:
                                            -----------------------------------------------------------------
                 Zip Code:
                 --------------------------------------------------------------------------------------------
                 Full Legal Name:
                                            -----------------------------------------------------------------
                 Street Address:
                                            -----------------------------------------------------------------
                 P.O. Box:
                                            -----------------------------------------------------------------
                 City:
                                            -----------------------------------------------------------------
                 State:
                                            -----------------------------------------------------------------
                 Zip Code:
                 --------------------------------------------------------------------------------------------

Jurisdiction whose Laws Govern Loan Agreement         State:  Florida
-------------------------------------------------------------------------------------------------------------

Jurisdiction Specific Provisions             1.  NONE
-------------------------------------------------------------------------------------------------------------

Additional Information:                      NONE
-------------------------------------------------------------------------------------------------------------

Additional Changes:                          Sections 7.4 and 10.6 are hereby deleted.

                                             The following clause shall be deleted from Section 10.1(c):

                                             "or the actual or threatened decline in value of the Collateral or any material part thereof"
-------------------------------------------------------------------------------------------------------------

BORROWER'S ACKNOWLEDGMENT:                   ________________________________________________
-------------------------------------------------------------------------------------------------------------

BORROWER'S ACKNOWLEDGMENT:                   ________________________________________________
-------------------------------------------------------------------------------------------------------------

BANK'S ACKNOWLEDGMENT:                       ________________________________________________
-------------------------------------------------------------------------------------------------------------

                                       27

                                  ATTACHMENT 1
                                       TO
                                 LOAN AGREEMENT
                           (DESCRIPTION OF COLLATERAL)

All of the  following  real  property and  improvements  and  fixtures  attached thereto:

PARCEL 1:

BEGIN  1129.86  FEET  EAST AND 30 FEET  NORTH  OF THE  SOUTHWEST  CORNER  OF THE
NORTHWEST 1/4 OF THE  SOUTHEAST  1/4 OF SECTION 9,  TOWNSHIP 22 SOUTH,  RANGE 29
EAST,  THENCE RUN NORTH 00 DEGREES 13  MINUTES  00 SECONDS  EAST,  458.53  FEET;
THENCE SOUTH 89 DEGREES 47 MINUTES 53 SECONDS  EAST,  445 FEET;  THENCE SOUTH 00
DEGREES 13 MINUTES 00 SECONDS  WEST,  458.53  FEET;  THENCE  NORTH 89 DEGREES 47
MINUTES 53 SECONDS WEST, 445 FEET TO THE POINT OF BEGINNING,  LYING AND BEING IN
ORANGE COUNTY, FLORIDA.

PARCEL 3:

BEGIN  1574.86  FEET  EAST AND 30 FEET  NORTH  OF THE  SOUTHWEST  CORNER  OF THE
NORTHWEST 1/4 OF THE  SOUTHEAST  1/4 OF SECTION 9,  TOWNSHIP 22 SOUTH,  RANGE 29
EAST,  THENCE RUN SOUTH 89 DEGREES 47  MINUTES  53 SECONDS  EAST,  153.78  FEET;
THENCE NORTH 24 DEGREES 15 MINUTES 33 SECONDS WEST, 374.35 FEET; THENCE SOUTH 00
DEGREES 13 MINUTES 00 SECONDS WEST, 340.68 FEET TO THE POINT OF BEGINNING, LYING
AND BEING IN ORANGE COUNTY, FLORIDA.

PARCEL 5:

BEGINNING 1129.86 FEET EAST AND 488.53 FEET NORTH OF THE SOUTHWEST CORNER OF THE
NORTHWEST 1/4 OF THE  SOUTHEAST  1/4 OF SECTION 9,  TOWNSHIP 22 SOUTH,  RANGE 29
EAST,  THENCE CONTINUE NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST,  73.27 FEET;
SOUTH 89  DEGREES  47  MINUTES  53  SECONDS  EAST,  378.16  FEET TO THE POINT OF
CURVATURE OF A CURVE CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 52.00 FEET; THENCE
SOUTHEASTERLY  ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 65 DEGREES
32 MINUTES 20 SECONDS, A DISTANCE OF 59.48 FEET TO THE POINT OF TANGENCY OF SAID
CURVE;  THENCE SOUTH 24 DEGREES 15 MINUTES,  33 SECONDS EAST, 47.02 FEET; THENCE
NORTH 89 DEGREES 47 MINUTES 53 SECONDS WEST, 445 FEET TO THE POINT OF BEGINNING,
LYING AND BEING IN ORANGE COUNTY, FLORIDA.

                                       28

                                  ATTACHMENT 2
                                       TO
                                 LOAN AGREEMENT
                             (CONDITIONS TO CLOSING)

UCC-11 SEARCH  RESULTS.  Bank shall have received  current UCC-11 search results from such local and state filing  offices as Bank may  request,  each showing no liens or encumbrances against any of the Collateral.

TITLE INSURANCE.  Bank shall have received a title insurance  policy, or a title insurance  commitment,  with respect to any real  property that is a part of the assets owned by Borrower, issued by a title insurance company acceptable to Bank
("Title   Company").   The  title  insurance  policy,  or  the  title  insurance
commitment,  (1) shall have  deleted,  or shall have been marked to delete,  all exceptions other than those acceptable to Bank, (2) shall meet or have satisfied all  requirements  requested by Bank and (3) shall contain such  endorsements as
Bank deems appropriate (E.G., zoning, access, comprehensive).

SURVEY. Borrower shall have delivered to Bank four copies of a recent (dated not more than 90 days prior to the Closing Date) survey of any real property that is a part  of the  Collateral,  by a  registered  land  surveyor,  together  with a surveyor's  certificate  with respect to such survey.  The survey and surveyor's certification shall meet in all respects Bank's survey requirements,  which at a minimum shall entitle Bank's title  insurance to be issued without  exception as to matters of survey.

ENVIRONMENTAL   QUESTIONNAIRE/ENVIRONMENTAL   ASSESSMENT.  Borrower  shall  have
completed  and  delivered  to  Bank  an  environmental  questionnaire  on a form supplied  by  Bank,  such  completed  questionnaire  containing  answers  to the questions  therein that are  satisfactory in all respects to Bank and Bank shall have received a current  (dated not more than 90 days prior to the Closing Date)
Phase I  environmental  assessment  with respect to any real  property that is a part of the Collateral, the results and conclusions of which are in all respects satisfactory to Bank, in its sole discretion.

APPRAISAL. Bank shall have received a MAI appraisal of such of the Collateral as
Bank  designates  in writing  to  Borrower,  performed  in  accordance  with all applicable governmental regulations by an independent appraiser selected by Bank and  commissioned  by and addressed to Bank,  which  reflects that the appraised fair market value of the Collateral exceeds the amount stated on the INFORMATION
SCHEDULE.

TAXES.  Borrower shall have delivered to Bank evidence that the AD VALOREM taxes on any real property that is a part of the Collateral have been paid through the most  recent  calendar  year and  information  as to tax  parcel  identification numbers,  tax  rates,  estimated  tax values  and the  identities  of the taxing authorities.

UTILITIES.  Borrower shall have delivered to Bank evidence  satisfactory to Bank of the suitability and  availability,  at normal and customary  rates, of water, sanitary sewer and storm water sewer, electric, gas, telephone,  cable, internet connectivity  and other utilities  needed to properly  service any real property that is a part of the  Collateral  in its intended  use,  together with evidence satisfactory to Bank that all easements needed for the construction, maintenance and use of such utilities are available.

LICENSES AND PERMITS.  Bank shall have received copies of all material  licenses and permits  respecting  Borrower's  business that are necessary for the conduct thereof.

FLOOD HAZARDS.  Bank shall have received evidence that any real property that is a part of the  Collateral  is not located  within an area  identified  as having
"special  flood  hazards"  as such term is used in the  federal  Flood  Disaster
Protection Act of 1973.

INSURANCE.  Borrower  shall have  delivered to Bank  evidence  that Borrower has obtained each of the insurance  policies  required  under ARTICLE VII,  together with satisfactory evidence of premium payments.

                                       29

CURRENT  FINANCIAL  STATEMENTS.  Borrower  and any other  person  obligated  for payment  of the Loan or  Borrower's  performance  shall have  delivered  to Bank complete and current financial statements, all in a form satisfactory to Bank.

TAXPAYER  IDENTIFICATION  NUMBER.  Borrower and any other person  obligated  for payment of the Loan or Borrower's  performance shall have supplied to Bank their respective federal taxpayer  identification  numbers or social security numbers, as applicable.

AUTHORITY DOCUMENTS.  Bank shall have received from Borrower and from such other persons as Bank may  request,  documents  evidencing  Borrower's  and such other
persons'   respective   authority  to  enter  into  this  Loan,   together  with
certificates of authority or good standing and borrowing  certifications as Bank and its counsel deem appropriate.

ATTORNEY'S OPINION.  Borrower's counsel shall have delivered to Bank its written opinion regarding the organization and operation of Borrower, the enforceability of the Loan  Documents  and such other matters as Bank may  reasonably  request, such opinion to be in form and substance satisfactory to Bank.

CONSENT TO  ASSIGNMENTS.  Borrower  shall have  delivered  to Bank  consents  to collateral  assignments  from such  persons as Bank may require,  such  consents authorizing  Borrower's  assignments  to Bank  of  Borrower's  interests  in the contract with each of them.

CONSENTS AND  APPROVALS.  Bank shall have  received true and exact copies of any other  consents and  approvals of all persons  required in order for Borrower to comply with all of the terms of the Loan Documents.

COMPLIANCE  WITH  LAWS.  Bank  shall  have  received  evidence  that  Borrower's business,  property and operations are in compliance  with all  Requirements  of
Law.

                                       30

                                  ATTACHMENT 2A
                                       TO
                                 LOAN AGREEMENT
                        (ADDITIONAL TERMS AND CONDITIONS)

A.   ADDITIONAL   CONDITIONS.   THE  FOLLOWING  ADDITIONAL  CONDITIONS  MUST  BE
     SATISFIED  BEFORE BANK IS OBLIGATED TO MAKE ANY  DISBURSEMENTS  AND EACH OF
     THE  CONDITIONS  MUST  BE  AND  REMAIN   SATISFIED  AT  THE  TIME  OF  EACH
     DISBURSEMENT SUBSEQUENT TO THE FIRST DISBURSEMENT:

     1.   None

     2.   None

B.   TERMS AND PROVISIONS  REGARDING  DISBURSEMENTS.  BANK'S  OBLIGATION TO MAKE
     DISBURSEMENTS  AND  BORROWER'S  RIGHT  TO  RECEIVE  DISBURSEMENTS  SHALL BE
     SUBJECT TO THE FOLLOWING TERMS AND PROVISIONS:

     None

                                       31

                                  ATTACHMENT 3
                                       TO
                                 LOAN AGREEMENT
                               (FINANCIAL REPORTS)

Each Borrower shall submit the following  financial reports to Bank at the times indicated below:

ANNUAL AND QUARTERLY  REPORTS.  Furnish to Bank with reasonable  promptness such information  respecting the business,  operations and financial condition of the
Borrower as Bank may from time to time request,  including,  without limitation:
(i) audited,  annual  financial  statements  of Borrower  within 120 days of the close of Borrower's fiscal year, with no limitations of scope and prepared by an independent  certified public accountant  acceptable to Bank; and (ii) quarterly financial  statements,  certified by an officer of Borrower to be true,  correct and stated on a basis  consistent  with the  annual  statements  required  to be supplied by Borrower to Bank.

                                       32

                                  ATTACHMENT 4
                                       TO
                                 LOAN AGREEMENT
                            (INSURANCE REQUIREMENTS)

INSURANCE COVENANTS

BUSINESS INTERRUPTION.  For the term of the Loan.

HAZARD  INSURANCE.  All risk  replacement  cost  insurance  with  agreed  amount endorsement  and such other hazard  insurance as Bank may require with  standard noncontributing  mortgagee  clauses and standard waiver of subrogation  clauses, such  insurance to be in such amounts and form and by such companies as shall be approved by Bank,  the originals of which policies  (together  with  appropriate endorsements  thereto,  evidence  of payment of  premiums  thereon  and  written agreement  by the  insurer or  insurers  therein to give Bank  thirty (30) days'
prior  written  notice of  intention to cancel)  shall be promptly  delivered to
Bank, with such insurance to be kept in full force and effect at all times until the payment in full of the Loan;

PUBLIC LIABILITY INSURANCE. Public liability insurance in an amount standard for the industry or business in which Borrower  operates and otherwise  satisfactory to Bank, such insurance to be in the form and covering risks customarily carried in similar  properties issued by a company  acceptable to Bank and covering Bank as an additional insured.

WORKMEN'S  COMPENSATION.  Workman's  compensation  in  amount  standard  for the industry that meets all  requirements  of law and is otherwise  satisfactory  to
Bank.

FLOOD INSURANCE.  If required by Bank, a flood insurance policy in the amount of the Loan containing a standard mortgagee clause naming Bank as loss-payee.

                                       33

                                  ATTACHMENT 5
                                       TO
                                 LOAN AGREEMENT
           (ADDITIONAL AFFIRMATIVE, NEGATIVE AND FINANCIAL COVENANTS)

A.   Additional Affirmative Covenants (Article VII).

1.   None.

2.   None.

B.   Additional Negative Covenants (Article VIII).

1.   Borrower shall not pay annual management fees to Guarantor in excess of the lower  of (a)  $250,000.00  or  (b)  50% of  the  sum  of net  income  plus management fees previously expensed during the reported fiscal year period.

2.   None.

C.   Exceptions to Negative Covenants (Article VIII - Reference Specific Section
     to which Exception Applies).

1.   Section  7.1 - Borrower  shall not be  required  to  maintain  its  primary banking  relationship  with Bank,  but shall  maintain such  depository and loan relationship with Bank as is established as of the date of this Loan Agreement.

2.   8.3 shall only apply to judgments in excess of $100,000.00.

3.   Sections 8.1, 8.4, 8.6, 8.13 and 8.16 are hereby deleted in their entirety.

4.   Sections  8.5 and 8.7 shall be  applicable  to Borrower  only to the extent that any such acts prohibited in Sections 8.5 and 8.7 would mean a violation the
Financial Maintenance Covenants set forth in paragraph D of this Attachment.

5.   Sections 8.9, 8.10 and 8.11 are applicable to Borrower only to require that
Borrower  deliver  written  notice to Bank  prior to taking any act set forth in such  Sections  8.9,  8.10 and 8.11,  which  provisions  shall  have no force or effect.

6.   With  respect to Sections 8.8 and 8.12,  Borrower  shall be entitled to (i)
make such interest  payments as allowed under  paragraph 3 of the  Subordination
Agreement, dated of even date herewith, by and between Borrower and Bank and pay annual  management fees as set forth in this Attachment 5, item B(1) immediately above.

D.   Financial Maintenance Covenants (Article IX).

     TOTAL  LIABILITIES/TANGIBLE  NET WORTH. A ratio of (i) Total Liabilities to
     (ii) Tangible Net Worth of at least 4.00 to 1.00.

     TANGIBLE NET WORTH. Tangible Net Worth of at least $4,200,000.00.

     FIXED CHARGE COVERAGE RATIO: A Ratio of not less than 1.20 to 1.00.

E.   ADDITIONAL DEFINITIONS

                                       34

"CAPITAL  EXPENDITURES"  means any  amounts  accrued  or paid in  respect of any purchase  or other  acquisition  for value of capital  assets  and,  for greater certainty,  excludes  amounts  expended  in  respect  of the  normal  repair and maintenance of capital assets utilized in the ordinary course of business.

"CAPITALIZED LEASES" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

"CONTINGENT  OBLIGATION" OR "CONTINGENT  LIABILITIES"  means,  as applied to any person,  any direct or indirect  liability,  contingent  or  otherwise,  of that person with respect to (i) any account,  instrument,  chattel  paper,  document, general intangible,  indebtedness,  lease, dividend, letter of credit, letter of
credit  right  or  other  obligation  of  another  person,  including,   without
limitation,  any such obligation  directly or indirectly  guaranteed,  endorsed, co-made or  discounted  or sold with  recourse by that person,  or in respect of which  that  person  is  otherwise  directly  or  indirectly  liable;  (ii)  any obligations  with respect to undrawn letters of credit issued for the account of that person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement,  interest rate cap agreement,  interest rate collar agreement,  or other  agreement or  arrangement  designated  to protect a person against  fluctuation  in interest  rates,  currency  exchange rates or commodity prices;  provided,  however,  that the term  "Contingent  Obligation"  shall not include  endorsements  for  collection  or  deposit  in the  ordinary  course of business.  The  amount  of any  Contingent  Obligation  shall be deemed to be an amount equal to the stated or  determined  amount of the primary  obligation  in respect  of which  such  Contingent  Obligation  is made or,  if not  stated  or determinable, the maximum reasonably anticipated liability in respect thereof as determined  by such person in good faith;  provided,  however,  that such amount shall not in any event exceed the maximum  amount of the  obligations  under the guarantee or other support arrangement.

 "EBITDA"  means  the  total  of  (i)  net  income  from  continuing  operations
(excluding  extraordinary  gains  or  losses),  and to the  extent  deducted  in determining  net  income,  (ii)  Interest  Expense,  (iii)  income  taxes,  (iv)
depreciation, depletion and amortization expenses.

"FIXED  CHARGE  COVERAGE  RATIO"  means  as of any day the  ratio  derived  when comparing  EBITDA,  less Unfunded Capital  Expenditures,  dividends and taxes to
Borrower's payments on the principal and interest on Borrower's  Indebtedness to
Bank and Subordinated Debt, made during the applicable reporting period.

 "FUNDED DEBT" means, at any time, all obligations for borrowed money which bear interest  or to  which  interest  is  imputed  plus,  without  duplication,  all
obligations  for  the  deferred  payment  of  the  purchase  of  property,   all
Capitalized  Lease  obligations and all  indebtedness  secured by purchase money security interests, plus the amount of any Contingent Liabilities.

"INTEREST  EXPENSE" means the total of the costs of advances  outstanding  under all indebtedness  including (i) interest  charges,  (ii)  capitalized  interest,
(iii) the interest component of Capitalized Leases, (iv) fees payable in respect of letters of credit and letters of guarantee,  and (v)  discounts  incurred and fees payable in respect of bankers' acceptances.

"SUBORDINATED  DEBT" means any debt incurred by Borrower that is subordinated to the  Indebtedness  owing by Borrower to Bank on terms  reasonably  acceptable to
Bank (and identified as being such by Borrower and Bank).

"TANGIBLE  NET WORTH"  means total  assets less Total  Liabilities  and less the following types of assets:  (a) receivables and other  investments in or amounts due from any  shareholder,  employee,  or other  person or entity  related to or affiliated with the Borrower,  except the $500,000.00 short-term note receivable from Guarantor as long as Borrower receives timely quarterly payments of no less than  $125,000.00,  starting  September  30, 2005,  and (b)  goodwill,  patents,
copyrights,   mailing  lists,   trade  names,   trademarks,   servicing  rights,
organizational  and  franchise  costs,  bond  underwriting  costs and other like assets properly classified as intangible; and treasury stock. Tangible Net Worth shall  not  include  any  debt due to  Borrower  not  acceptable  to Bank in the exercise of its reasonable  discretion  including the $917,000.00 long term note receivable due from Guarantor.

                                       35

"TOTAL LIABILITIES" OR "TOTAL DEBT" means all liabilities  including  Contingent
Liabilities,  exclusive of deferred tax liabilities,  less Subordinated Debt not to exceeding $2,500,000.00.

"UNFUNDED CAPITAL  EXPENDITURES" means those Capital  Expenditures which are not financed by Funded Debt.